RESERVE AND ECONOMIC EVALUATION
OIL PROPERTY

CAVE POOL AREA
EDDY COUNTY, NEW MEXICO, USA

Owned by

MULTI-CORP INTERNATIONAL INC.

January 1, 2013
(December 31, 2012)

Chapman Petroleum Engineering Ltd.

445, 708 - 11th Avenue S.W., Calgary, Alberta T2R 0E4 • Phone: (403) 266-4141 • Fax: (403) 266-4259 • www.chapeng.ab.ca

February 3, 2013

Multi-Corp International Inc.
952 N Western Avenue
Los Angeles, CA
USA 90029

Attention: Mr. Robert Baker

Dear Sir:

Re: Reserve and Economic Evaluation – Multi-Corp International Inc.
Cave Pool Unit, Eddy County, New Mexico, USA – January 1, 2013

In accordance with your authorization we have performed a reserve and economic evaluation of an oil property located in New Mexico, USA, owned by Multi-Corp International Inc. (the "Company") for an effective date of January 1, 2013 (as of December 31, 2012).

This evaluation has been carried out in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook ("COGEH") prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy and Petroleum (Petroleum Society). The report has been prepared and/or supervised by a "Qualified Reserves Evaluator" as demonstrated on the accompanying Certificate of Qualification of the author(s).

The SCOPE OF REPORT contains the authorization and purpose of the report and describes the methodology and economic parameters used in the preparation of this report.

The EXECUTIVE SUMMARY contains the results of this reserve and economic evaluation presented in a form consistent with the requirements of Form 51-101 F1 Part 2, Item 2.1 (Forecast Prices and Costs). The Forecast Prices of our benchmark products are also presented.

The SUMMARY OF RESERVES AND ECONOMICS complements the Executive Summary, including values at the property level and the consolidated cash flows for each accumulating reserve category. The net present values presented in this report do not necessarily represent the fair market value of the reserves evaluated in this report. All monetary values presented in this report are expressed in terms of US dollars.

The DISCUSSION contains a description of the interests and burdens, reserves and geology, production forecasts, product prices, capital and operating costs and a map of each major property. The economic

results and cash flow forecasts (before income tax) are also presented on an entity and property summary level.

A REPRESENTATION LETTER from the Company, confirming that to the best of their knowledge all the information they provided for our use in the preparation of this report was complete and accurate as of the effective date, is enclosed following the Glossary.

Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be significant. We have no responsibility to update our report for events and circumstances which may have occurred since the preparation date of this report.

Prior to public disclosure of any information contained in this report, or our name as author, our written consent must be obtained, as to the information being disclosed and the manner in which it is presented. This report may not be reproduced, distributed or made available for use by any other party without our written consent and may not be reproduced for distribution at any time without the complete context of the report, unless otherwise reviewed and approved by us.

We consent to the submission of this report, in its entirety, to securities regulatory agencies and stock exchanges, by the Company.

It has been a pleasure to prepare this report and the opportunity to have been of service is appreciated.

Yours very truly,

Chapman Petroleum Engineering Ltd.

[Original Signed By:]

C.W. Chapman

C.W. Chapman, P.Eng.,
President

kk/lml/5701

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
[Original Signed By:]
Signature *C.W. Chapman*
Date *February 25, 2013*
PERMIT NUMBER: P 4201
The Association of Professional Engineers and Geoscientists of Alberta

CERTIFICATE OF QUALIFICATION

I, C. W. CHAPMAN, P. Eng., Professional Engineer of the City of Calgary, Alberta, Canada, officing at Suite 445, 708 – 11th Avenue S.W., hereby certify:

1. THAT I am a registered Professional Engineer in the Province of Alberta and a member of the Australasian Institute of Mining and Metallurgy.

2. THAT I graduated from the University of Alberta with a Bachelor of Science degree in Mechanical Engineering in 1971.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in reservoir engineering, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 25 years in the conduct of evaluation and engineering studies relating to oil & gas fields in Canada and around the world.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Multi-Corp International Inc., dated February 3, 2013 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Multi-Corp International Inc. its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]

C.W. Chapman

C.W. Chapman, P.Eng.
President

PERMIT TO PRACTICE
CHAPMAN PETROLEUM ENGINEERING LTD.
[Original Signed By:]
Signature *C.W. Chapman*
Date *February 25, 2013*
PERMIT NUMBER: P 4201
The Association of Professional Engineers and Geoscientists of Alberta

CERTIFICATE OF QUALIFICATION

I, HAROLD J. RYAN, P. Geol., Professional Geologist of the City of Calgary, Alberta, Canada, officing at Suite 445, 708 – 11th Avenue S.W., hereby certify:

1. THAT I am a registered Professional Geologist in the Province of Alberta, a Fellow of the Geological Association of Canada and a Fellow of the Geological Society of London.

2. THAT I graduated from the University of Calgary with a Bachelor of Science degree in Geology in 1983.

3. THAT I have been employed in the petroleum industry since graduation by various companies and have been directly involved in petroleum geology, petrophysics, operations, and evaluations during that time.

4. THAT I have in excess of 15 years of experience in the conduct of evaluation and geological studies relating to oil and gas fields in Canada and internationally.

5. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Multi-Corp International Inc., dated February 3, 2013 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

6. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Multi-Corp International Inc., its participants or any affiliate thereof.

7. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

8. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]

Harold J. Ryan

Harold J. Ryan, P Geol.
Manager Geoscience

CERTIFICATE OF QUALIFICATION

I, REBECCA J. HOWE, of the City of Calgary, Alberta, Canada, officing at Suite 445, 708 – 11th Avenue S.W., hereby certify:

1. THAT I am a registered Geologist-In-Training with the Association of Professional Engineers and Geoscientists of Alberta.

2. THAT I graduated from Brandon University, Manitoba with a Bachelor of Science degree in Geology in 2007.

3. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Multi-Corp International Inc., dated February 3, 2013 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

4. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Multi-Corp International Inc., its participants or any affiliate thereof.

5. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

6. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]

Rebecca J. Howe

Rebecca J. Howe, Geol.I.T.
Geologist

CERTIFICATE OF QUALIFICATION

I, Klorinda Kaci, of the city of Calgary, Alberta, Canada officing at Suite 445, 708 – 11th Avenue S.W., Calgary, Alberta hereby certify:

1. THAT I am a member of Society of Petroleum Engineers.

2. THAT I hold a Bachelor of Applied Technology in Petroleum Engineering from Southern Alberta Institute of Technology (SAIT) in Calgary (June 2009). I hold a Bachelor of Science degree in Civil Engineering from Tirana University of Albania 1989.

3. THAT I have been employed in the petroleum industry from 1994 to 2000 in Albania, and from January 2008 to the present time in Calgary.

4. THAT I participated directly in the evaluation of these assets and properties and preparation of this report for Multi-Corp International Inc., dated February 3, 2013 and the parameters and conditions employed in this evaluation were examined by me and adopted as representative and appropriate in establishing the value of these oil and gas properties according to the information available to date.

5. THAT I have not, nor do I expect to receive, any direct or indirect interest in the properties or securities of Multi-Corp International Inc., its participants or any affiliate thereof.

6. THAT I have not examined all of the documents pertaining to the ownership and agreements referred to in this report, or the chain of Title for the oil and gas properties discussed.

7. A personal field examination of these properties was considered to be unnecessary because the data available from the Company's records and public sources was satisfactory for our purposes.

[Original Signed By:]

Klorinda Kaci

Klorinda Kaci, B.Sc., B.A.Tech.,
Economic Analyst / Technical Assistant

RESERVE AND ECONOMIC EVALUATION
OIL PROPERTY

CAVE POOL AREA
EDDY COUNTY, NEW MEXICO, USA

Owned by

MULTI-CORP INTERNATIONAL INC.

January 1, 2013
(December 31, 2012)

TABLE OF CONTENTS

SCOPE OF REPORT

Authorization

This evaluation has been authorized by Mr. Robert Baker, on behalf of Multi-Corp International Inc. The engineering analysis has been performed during the month of January 2013.

Purpose

The purpose of this report was to prepare a third party independent appraisal of the oil and gas reserves owned by Multi-Corp International Inc. for the Company's financial planning.

The values in this report do not include the value of the Company's undeveloped land holdings nor the tangible value of their interest in associated plant and well site facilities they may own.

Reserve Definitions

The following definitions, extracted from Section 5.4 of the Canadian Oil and Gas Evaluation Handbook, Volume 1 – Second Edition (COGEH-1) published by the Petroleum Society of CIM and the Calgary Chapter of the Society of Petroleum Evaluation Engineers (SPEE) as specified by NI 51-101 have been used in preparing this report. These definitions are compliant with the PRMS.

5.4 Definitions of Reserves

The following definitions and guidelines are designed to assist evaluators in making reserves estimates on a reasonably consistent basis, and assist users of evaluation reports in understanding what such reports contain and, if necessary, in judging whether evaluators have followed generally accepted standards.

The guidelines outline

- General criteria for classifying reserves,
- Procedures and methods for estimating reserves,
- Confidence levels of individual entity and aggregate reserves estimates,
- Verification and testing of reserves estimates.

The determination of oil and gas reserves involves the preparation of estimates that have an inherent degree of associated uncertainty. Categories of proved, probable, and possible reserves have been established to reflect the level of these uncertainties and to provide an indication of the probability of recovery.

The estimation and classification of reserves requires the application of professional judgement combined with geological and engineering knowledge to assess whether or not specific reserves classification criteria have been satisfied. Knowledge of concepts including uncertainty and risk, probability and statistics, and deterministic and probabilistic estimation methods is required to properly use and apply reserves definitions. The concepts are presented and discussed in greater detail within the guidelines of Section 5.5 of the Canadian Oil and Gas Evaluation Handbook, Volume 1 – Second Edition (COGEH-1).

The following definitions apply to both estimates of individual Reserves Entities and the aggregate of reserves for multiple entities.

5.4.1 Reserves Categories

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, as of a given date, based on

- Analysis of drilling, geological, geophysical, and engineering data;
- The use of established technology
- Specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed.

Reserves are classified according to the degree of certainty associated with the estimates.

a. Proved Reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

b. Probable Reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved + probable reserves.

c. Possible Reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved + probable + possible reserves.

Other criteria that must also be met for the categorization of reserves are provided in Section 5.5.4 of the Canadian Oil and Gas Evaluation Handbook, Volume 1 – Second Edition (COGEH-1).

5.4.2 Development and Production Status

Each of the reserves categories (proved, probable and possible) may be divided into developed and undeveloped categories.

a. Developed Reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

Developed Producing Reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut-in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

Developed Non-Producing Reserves are those reserves that either have not been on production, or have previously been on production, but are shut-in and the date of resumption of production is unknown.

b. Undeveloped Reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to sub-divide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the

estimator's assessment as to the reserves that will be recovered from specific wells, facilities and completion intervals in the pool and their respective development and production status.

5.4.3 Levels of Certainty for Reported Reserves

The qualitative certainty levels contained in the definitions in Section 5.4.1 are applicable to "individual reserves entities," which refers to the lowest level at which reserves calculations are performed, and to "reported reserves," which refers to the highest level sum of individual entity estimates for which reserves estimates are presented. Reported reserves should target the following levels of certainty under a specific set of economic conditions:

- At least a 90 percent probability that the quantities actually recovered will equal or exceed the estimated proved reserves,
- At least a 50 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable reserves,
- At least a 10 percent probability that the quantities actually recovered will equal or exceed the sum of the estimated proved + probable + possible reserves.

A quantitative measure of the certainty levels pertaining to estimates prepared for the various reserves categories is desirable to provide a clearer understanding of the associated risks and uncertainties. However, the majority of reserves estimates are prepared using deterministic methods that do not provide a mathematically derived quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 of the Canadian Oil and Gas Evaluation Handbook, Volume 1 – Second Edition (COGEH-1).

Barrels of Oil Equivalent

If at any time in this report reference is made to "Barrels of Oil Equivalent" (BOE), the conversion used is 6 Mscf : 1 STB (6 Mcf : 1 bbl).

BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf : 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent value equivalency at the well head.

Sources of Information

Source of the data used in the preparation of this report are as follows:

i) Ownership and Burdens have been derived from the Company's land records and other information from the Company as required for clarification;

ii) Production data is acquired from public data sources, except for very recent data or certain wells which are provided directly by the Company;

iii) Well data is accessed from the Company's well files and from public data sources;

iv) Operating Costs are based on actual revenue and expense statements provided by the Company for established properties or from discussions with the Company and our experience in the area for new or non-producing properties;

v) Price differentials are derived from revenue statements, compared to actual posted prices for the appropriate benchmark price over a period of several months for established properties or from discussions with the Company and our experience in the area for new or non-producing properties;

vi) Timing of Development Plans and Capital estimates are normally determined by discussions with the Company together with our experience and judgment.

Product Prices

Chapman Petroleum Engineering Ltd. conducts continual surveillance and monitoring on a number of Benchmark product prices both locally and internationally. Based on historical data, current conditions and our view of the relevant political and economic trends, we independently prepare oil, gas and by-product price forecasts including predictions for the near term (first few years) with escalation thereafter for a maximum of 15 years, after which prices are held constant.

In establishing our forecasts we also consider input from operating companies, consulting firms, oil & gas marketing companies and financial institutions. Our forecasts are updated quarterly and the latest one prior to the effective date would generally be used. The forecast used for this report is presented in Table 5 in the Executive Summary.

The Benchmark Oil Par Price shown is the equivalent price of light sweet crude landed in Edmonton to that of the West Texas Intermediate crude (WTI) in Cushing, Oklahoma.

Any prices quoted in the property discussions reflect fully adjusted prices for crude quality, transportation, gas heating value and specific contractual arrangements. In the case of delayed production the equivalent 2013 price for that production has been quoted.

Product Sales Arrangements

The Company does not have any "hedge" contracts in place at this time.

Royalties

A full provision for State and County wellhead taxes and royalties under the latest regulations and incentive programs for the applicable State have been included in this report.

Capital Expenditures and Operating Costs

Operating costs and capital expenditures have been based on historical experience and analogy where necessary and are expressed in current year dollars and escalated as follows:

2013	- No Escalation
2014-2028	- 2.0% per year
Thereafter	- No Escalation

Income Tax Parameters

Net cash flows after consideration of corporate income tax have been included in this report.

Future capital expenditures anticipated for this report are predominantly development costs, and have been included as tangible or intangible costs.

The Company has no income tax pools and was considered to be fully taxable.

The Federal tax rates utilized in this report were 34% in 2013 and thereafter. The State tax rate utilized was 7.6% in all years.

Abandonment and Restoration

Abandonment and restoration costs, net of salvage, have been included in the cash flows for the final event of any particular well. The abandonment cost does not impact the economic limit and is included in the final year of production. For marginal wells nearing the end of their economic life, these costs may result in a negative net present value.

In this report, we have accounted for these costs for only the wells which are being evaluated and have not included other shut-in or suspended wells in the Company's inventory or their facilities and pipelines.

Environmental Liabilities

We have been advised by the Company that they are in material compliance with all Environmental Laws and do not have any Environmental Claims pending, as demonstrated in the Representation Letter attached.

Economics

The results of the before tax economic analysis, which are presented for each entity and property summary, are in a condensed form presented on one page for simplicity in analyzing the cash flows, however, if for any reason more extensive breakdown of the cash flow is required, a separate schedule can be provided showing the full derivation and breakdown of any or all of the columns on the summary page.

The economic presentation shows the gross property and company gross and net (before and after royalty) production of oil with the product prices for oil quality. Oil prices also include the deduction for trucking costs where applicable for royalty deductions.

The second level includes the revenues, royalties, operating costs, processing income, abandonment costs, capital and cash flow of the property. Operating costs are presented for the gross property and the company share, split between variable and fixed costs, and the effective cost per BOE.

Net revenues are presented annually and as a net back in $/BOE @ 6 Mscf/STB. Revenue from custom processing of oil or gas is presented separately.

The third level of data presents the cumulative cash flow values (present worth) for various discount rates. Also, the net cash flow breakdown is presented. The project profitability criteria are summarized on the bottom right of the page. These data are not relevant in the case of corporate evaluations but are useful in assessing individual capital projects.

For corporate consolidations a second page is included, which repeats the before tax cash flow and presents the Taxable Income, Income Tax Payable, After Income Tax Cash Flows and net present values After Income Tax.


UNITED STATES
OF AMERICA
Washington, DC
New
Mexico
Area of Interest


CHAVES
CAVE
POOL
Maljamar
82
Artesia
Hope
285
Loco Hills
Rio Peñasco
Pecos River
LEA
EDDY COUNTY
62
285
Carlsbad
62
Lincoln National Forest
Salt Lake
OTERO
Loving
285
Carlsbad
Caverns N.P.
62
TEXAS
REEVES
LOVING


NEW
MEXICO
EDDY

MULTI - CORP INTERNATIONAL INC.
CAVE POOL AREA
EDDY COUNTY, NEW MEXICO, U.S.A.
ORIENTATION MAP
JAN. 2013 **JOB No. 5701**

EXECUTIVE SUMMARY

INDEX

Forecast Prices and Costs

Table 1

Multi-Corp International Inc.

Summary of Oil and Gas Reserves

January 1, 2013
(as of December 31, 2012)

Forecast Prices and Costs

	Company Reserves							
	Light and Medium Oil		Heavy Oil		Natural Gas [1]		Natural Gas Liquids	
Reserves Category	Gross MSTB	Net MSTB	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl
PROVED								
Developed Producing	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0
Undeveloped	386	309	0	0	0	0	0	0
TOTAL PROVED	386	309	0	0	0	0	0	0
PROBABLE	1,570	1,257	0	0	0	0	0	0
TOTAL PROVED PLUS PROBABLE	1,955	1,566	0	0	0	0	0	0
POSSIBLE	586	467	0	0	0	0	0	0
TOTAL PROVED PLUS PROBABLE PLUS POSSIBLE	2,540	2,034	0	0	0	0	0	0

Reference: Item 2.1 (1) Form 51-101F1

Columns may not add precisely due to accumulative rounding of values throughout the report.

Notes: [1] includes associated, non-associated and solution gas where applicable.

Table 2

Multi-Corp International Inc.

Summary of Net Present Values
January 1, 2013
(as of December 31, 2012)

Forecast Prices and Costs

Before Income Tax

Reserves Category	Net Present Values of Future Net Revenue Discounted at				
	0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0
Undeveloped	17,676	14,466	11,954	9,954	8,338
TOTAL PROVED	17,676	14,466	11,954	9,954	8,338
PROBABLE	91,232	78,023	67,479	58,934	51,916
TOTAL PROVED PLUS PROBABLE	108,908	92,489	79,433	68,888	60,254
POSSIBLE	37,329	31,586	27,321	24,024	21,393
TOTAL PROVED PLUS PROBABLE PLUS POSSIBLE	146,237	124,075	106,754	92,912	81,647

After Income Tax

Reserves Category	Net Present Values of Future Net Revenue Discounted at				
	0 %/yr. M$	5 %/yr. M$	10 %/yr. M$	15 %/yr. M$	20 %/yr. M$
PROVED					
Developed Producing	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0
Undeveloped	10,070	7,940	6,280	4,964	3,906
TOTAL PROVED	10,070	7,940	6,280	4,964	3,906
PROBABLE	53,187	45,290	39,014	33,949	29,805
TOTAL PROVED PLUS PROBABLE	63,257	53,230	45,294	38,913	33,711
POSSIBLE	22,096	18,618	16,059	14,094	12,534
TOTAL PROVED PLUS PROBABLE PLUS POSSIBLE	85,353	71,848	61,353	53,007	46,245

Reference: Item 2.1 (2) Form 51-101F1

M$ means thousands of United States dollars

Columns may not add precisely due to accumulative rounding of values throughout the report

Table 3
Multi-Corp International Inc.
Total Future Net Revenue (Undiscounted)
January 1, 2013
(As of December 31, 2012)
Forecast Prices and Costs

Reserve Category	Revenue M$	Royalties M$	Operating Costs M$	Development Costs M$	Well Abandonment Costs M$	Future Net Revenues BIT M$	Income Taxes M$	Future Net Revenues AIT M$
Total Proved	36,384	9,310	3,039	5,890	489	17,676	(7,607)	10,070
Proved Plus Probable	183,775	47,025	12,746	13,842	1,254	108,908	(45,651)	63,257
Proved Plus Probable Plus Possible	239,044	61,168	15,497	13,842	1,301	146,237	(60,884)	85,353

Reference: Item 2.1 (3)(b) NI 51-101F1

M$ means thousands of United States dollars

Table 4

Multi-Corp International Inc.

Future Net Revenue
By Production Group

January 1, 2013
(as of December 31, 2012)

Forecast Prices and Costs

Reserve Category	Production Group	Future Net Revenue Before Income Taxes Discounted at 10%/yr. M$
Total Proved	Light and Medium Oil (including solution gas and other by-products)	11,954
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0
Proved Plus Probable	Light and Medium Oil (including solution gas and other by-products)	79,433
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0
Proved Plus Probable Plus Possible	Light and Medium Oil (including solution gas and other by-products)	106,754
	Heavy Oil (including solution gas and other by-products)	0
	Natural Gas (including by-products but not solution gas)	0

Reference: Item 2.1 (3)(c) NI 51-101F1

M$ means thousands of United States dollars

Table 4A

Multi-Corp International Inc.

Oil and Gas Reserves and Net Present Values
by Production Group
January 1, 2013
(as of December 31, 2012)

Forecast Prices and Costs

Reserve Group by Category	Reserves						Net Present Value (BIT)	Unit Values @ 10%/yr.
	Oil		Gas		NGL			
	Gross MSTB	Net MSTB	Gross MMscf	Net MMscf	Gross Mbbl	Net Mbbl	10% M$	$/STB
Light and Medium Oil [1]								
Proved								
Developed Producing	0	0	0	0	0	0	0	N/A
Developed Non-Producing	0	0	0	0	0	0	0	N/A
Undeveloped	386	309	0	0	0	0	11,954	38.67
Total Proved	**386**	**309**	**0**	**0**	**0**	**0**	**11,954**	**38.67**
Probable	1,570	1,257	0	0	0	0	67,479	53.67
Proved Plus Probable	**1,956**	**1,566**	**0**	**0**	**0**	**0**	**79,433**	**50.71**
Possible	585	467	0	0	0	0	27,321	58.48
Proved Plus Probable Plus Possible	**2,540**	**2,034**	**0**	**0**	**0**	**0**	**106,754**	**52.50**

Reference: Item 2.1 (3)(c) NI 51-101F1

M$ means thousands of United States dollars

Columns may not add precisely due to accumulative rounding of values throughout the report.

Notes. [1] Includes solution gas.

Table 5
CHAPMAN PETROLEUM ENGINEERING LTD.
CRUDE OIL
HISTORICAL, CONSTANT, CURRENT AND FUTURE PRICES
January 1, 2013

Date	WTI [1] $US/STB	AB Synthetic Crude Price [2] $CDN/STB	Western Canada Select [3] $CDN/STB	Sask. Light [4] $CDN/STB	Sask. Heavy [5] $CDN/STB	B.C. Light [6] $CDN/STB	Exchange Rate $US/$CDN
HISTORICAL PRICES							
2001	25.98	39.66	25.41	35.57	31.84	n/a	0.65
2002	26.09	40.63	32.20	37.67	34.57	n/a	0.64
2003	30.84	43.57	32.65	40.13	37.64	n/a	0.72
2004	41.46	52.89	37.52	48.96	45.74	n/e	0.77
2005	56.62	69.16	43.25	62.04	56.53	n/a	0.83
2006	65.91	72.88	50.40	66.77	61.23	n/a	0.88
2007	72.35	75.57	53.17	71.42	64.55	n/a	0.94
2008	99.70	102.98	83.88	98.02	92.45	n/a	0.94
2009	61.64	76.77	53.04	72.56	64.37	n/a	0.88
2010	79.42	80.56	66.58	77.02	72.79	n/a	0.97
2011	95.03	102.45	77.43	92.42	83.44	n/a	1.01
2012	94.16	92.56	71.70	84.58	77.58	n/a	1.00
CONSTANT PRICES (The first-day-of-the-month price for the preceding 12 months-SEC)							
	95.02	94.43	72.93	86.29	79.84	92.07	1.00
FORECAST PRICES							
2013	90.00	90.00	69.30	81.90	74.53	87.76	1.00
2014	91.00	93.00	71.61	84.63	77.01	90.68	1.00
2015	92.00	94.00	72.38	85.54	77.84	91.65	1.00
2016	96.00	98.00	75.46	89.18	81.15	95.55	1.00
2017	97.00	99.00	76.23	90.09	81.98	96.53	1.00
2018	98.00	100.00	77.00	91.00	82.81	97.50	1.00
2019	100.00	102.00	78.54	92.82	84.47	99.45	1.00
2020	100.00	102.00	78.54	92.82	84.47	99.45	1.00
2021	102.00	104.00	80.08	94.64	86.12	101.40	1.00
2022	104.04	106.04	81.65	96.50	87.81	103.39	1.00
2023	106.12	108.12	83.25	98.39	89.53	105.42	1.00
2024	108.24	110.24	84.89	100.32	91.29	107.49	1.00
2025	110.41	112.41	86.55	102.29	93.09	109.60	1.00
2026	112.62	114.62	88.25	104.30	94.91	111.75	1.00
2027	114.87	116.87	89.99	106.35	96.78	113.95	1.00
2028	117.17	119.17	91.76	108.44	98.68	116.19	1.00
Constant thereafter							

Notes:
[1] West Texas Intermediate quality (D2/S2) crude (40API)landed in Cushing, Oklahoma.
[2] Equivalent price for Light Sweet Crude (D2/S2) & Synthetic Crude (34API)landed in Edmonton.
[3] Western Canada Select (20.5API)
[4] Light Sour Blend at Cromer, Saskatchewan (850 kg/m3, 1.2% sulphur).
[5] Midale at Cromer, Saskatchewan (880 kg/m3, 2.0% sulphur).
[6] B.C. Light at Taylor, British Columbia (825 kg/m3, 0.5% sulphur).

CAVE POOL, EDDY COUNTY

NEW MEXICO, USA

INDEX

Individual Cash Flow

Proved Plus Probable Undeveloped

d) Cave Pool Wells (21 New Wells) – Zone 1

Probable Undeveloped

e) Cave Pool Wells (6 New Completions) – Misc. Zones

Proved Plus Probable Plus Possible

f) Cave Pool Wells (21 New Wells) – Zone 1

g) Cave Pool Wells (6 New Completions) – Misc. Zones

CAVE POOL, EDDY COUNTY
NEW MEXICO, USA
DISCUSSION

Ownership

The Company owns a 100 percent working interest in about 2,800 gross acres in the area of the developed Cave Pool Unit which contains approximately 40 wells that have produced but are currently shut-in. Production is subject to gross overriding royalties averaging 19.91 percent plus severance taxes of 7.09 percent.

A detailed summary of the wells, interests and burdens is presented in Table 1.

Geology

The Cave Pool Unit is predominantly producing from the Grayburg sands located at depths of 2300 to 2500 feet.

Based on our well log review, corresponding to published perforated intervals in each well, we have concluded that there is one predominant producing interval from the wells on this property, plus up to three additional intervals of lesser nature.

The Company is concentrating on the most prospective interval (Zone 1) located in the wellbore at a depth of approximately 2350 to 2400 feet. A type log is presented on Figure 2a. This oil productive zone is present in all wells on the property and has produced from ten wells. The zone is a sandstone with some apparent radioactive characteristics as observed from the well logs. The gross thickness averages about 28 feet and is quite uniform across the field. A structure map and net pay map of this sand is presented on Figures 2b and 2c.

The other similar but thinner zones of potential are present in most wells, with some sands just above Zone 1 and one sand below Zone 1. These zones have shown intermittent production but not as significant as Zone 1.

The Company does not plan to drill wells for the miscellaneous zones but intends to re-enter up to six depleted Zone 1 wells for the production from the zones that lie above Zone 1. There are no plans at present to exploit the zones below Zone 1.

Reserves

Total proved undeveloped light oil reserves of 386 MSTB have been estimated for the Cave Pool Unit for "Zone 1" to be recovered from ten locations within the mapped pool directly offset by one or more former "Zone 1" producers.

Reserve volumes have been determined on the basis of a log normal distribution of the recovery to date of the ten existing wells which have produced from "Zone 1" based on the P_{10} value.

Incremental probable and possible reserves of 470 MSTB and 171 MSTB, respectively, have been estimated for the same wells, based on the P50 (Probable) and the Swanson's Mean Value (Possible), respectively.

Additional probable and possible reserves of 941.6 MSTB and 188.1 MSTB, respectively, have been estimated for eleven additional locations which have less geological control than the proved locations but can be mapped with reasonable certainty. Volumes have been based on the same procedure from the log normal distribution.

Probable and possible reserves of 158 MSTB and 225 MSTB, respectively, have been estimated for the upper miscellaneous zones which lie just above Zone 1 in six re-entry candidates. These volumes have been determined based on a log normal distribution of the recoveries of selected representative miscellaneous zone producers in the Unit based on the Swanson's Mean (Probable) and the P_{90} (Possible). The sampling of data was not as complete as for the Zone 1 interpretation therefore a slightly different standard was used for these zones.

The reserves for this property are summarized in Table 2 and the log normal distributions are presented on Figures 3a and 3b for the Zone 1 and the miscellaneous sands, respectively.

Development Plan and Production Rates

The development plan consists of drilling 10 Zone 1 producers (proved undeveloped) in 2013 and 11 Zone 1 producers (probable) in 2014 at locations not previously produced from Zone 1. Additionally, the Company plans to re-enter at least 6 depleted Zone 1 wells and recomplete and fracture the miscellaneous sands above Zone 1.

Estimated initial production rates for the typical well for each zone have been established based on a log normal distribution of initial rates from wells in the Cave Pool Unit which have reported initial oil production rates, as presented on Figures 4b and 4c. The production and capital forecast models are presented on Figures 5a through 5e.

Product Prices

A 2013 oil price of $90.00/STB has been estimated for the light and medium oil from Zone 1 and Zone 2. All estimates are based on our experience with similar fields and discussions with the Company.

Operating Environment

The Cave Pool Unit property is situated in a developed oil field. No unusual operational or environmental difficulties are anticipated.

Capital Expenditures

Total capital expenditures of $13,715,000 ($13,715,000 net to the Company) have been anticipated for full development of this property in all cases as presented in Table 3a.

Total abandonment and restoration costs net of salvage value of $1,080,000 ($1,080,000 net to the Company) have been included for this property based on our judgment and experience, as presented in Table 3b.

Operating Costs

Operating costs of $1,000 per well per month and $5.00/STB of oil have been estimated for the property, based experience and discussion with the Company.

Economics

A summary of the Company reserves and economics for the forecast prices and costs case is presented in Table 4 and the results of the economic analysis are presented in Tables 4a through 4g.


R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
5
4
3
7
8
9
10
18
17
16
15
RTL-12
L-6
LF-7
RTL-8Q
L-5
L-3Y
RTF-1
CP-1
RTF-2
CS-1
CS-5
RS-1
HF-2
S-1
S-2
RS-2
CS-3
CS-4
RTS-2
CP-10
CS-2
CP-12
RTS-3
CP-19
CP-23
RTS-4
CP-59
CP-27
CP-20
RTS-1
CP-30
CP-62
CP-26
DS-2
DS-1
CP-36
CP-35

GAS

INJECTION

OIL

SALT WATER DISP

COMPANY OWNERSHIP

WELL OF INTEREST

COMPANY LAND

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA

EDDY COUNTY, NEW MEXICO, U.S.A.

LAND AND WELL MAP

JAN. 2013 JOB No. 5701 FIGURE No. 1

Chapman Petroleum Engineering Ltd.

Table 1

Schedule of Lands, Interests and Royalty Burdens
January 1, 2013

MULTI-CORP INTERNATIONAL INC.

Cave Pool, Eddy County, New Mexico, USA

			Appraised Interest		Royalty Burdens	
Description	Rights Owned	Gross Acres	Working %	Royalty %	GORR %	Severance %
TW16S R29E						
S/2,NW/4 of Sec.33	[A]	480	100.0000		19.9100	7.0900
Cave Pool Unit #001 (O-33-16S-29E)						
Levers #003Y (N-33-16S-29E)						
Levers #005 (M-33-16S-29E)						
Levers #006 (L-33-16S-29E)						
Levers Federal #007 (J-33-16S-29E)						
Red Twelve Federal #001 (O-33-16S-29E)						
Red Twelve Federal #002 (P-33-16S-29E)						
Red Twelve Levers Federal #008Q (I-33-16S-29E)						
Red Twelve Levers Federal #012 (D-33-16S-29E)						
TW17S R29E	[A]		100.0000		19.9100	7.0900
LSD E of Sec.3		40				
Sec 4,		640				
Cave Pool Unit #012 (E-4-17S-29E)						
Cave Pool Unit #019 (K-4-17S-29E)						
Cave Pool Unit #028 (M-4-17S-29E)						
Cave Pool Unit #030 (O-4-17S-29E)						
Cave State #001(4-4-17S-29E)						
Cave State #003 (E-4-17S-29E)						
Cave State #004 (F-4-17S-29E)						
Cave State #005 (3-4-17S-29E)						
Diamond State #001(O-4-17S-29E)						
Diamond State #002 (M-4-17S-29E)						
Red State #001 (2-4-17S-29E)						
Red State #002 (G-4-17S-29E)						
Red Twelve State #001 (N-4-17S-29E)						
Red Twelve State #002 (H-4-17S-29E)						
State #001 (4-4-17S-29E)						
State #002 (3-4-17S-29E)						
LSD N,K,F and S/2 Sec.5		440				
Cave Pool Unit #010 (G-5-17S-29E)						
Cave Pool Unit #023 (K-5-17S-29E)						
Cave Pool Unit #026 (O-5-17S-29E)						
Cave Pool Unit #027 (P-5-17S-29E)						
Cave Pool Unit #059 (J-5-17S-29E)						
Cave Pool Unit #062 (P-5-17S-29E)						
Cave State #002 (H-5-17S-29E)						
Red Twelve State #003 (I-5-17S-29E)						
Red Twelve State #004 (O-5-17S-29E)						
LSD A,B Sec.7		80				
N/2 Sec.8		320				
LSD J,K,L,N Sec.8		160				
Cave Pool Unit #035 (A-8-17S-29E)						
Cave Pool Unit #036 (B-8-17S-29E)						
LSD D,A,B,H,I Sec.9		200				
Undesignated		440				
	Total	2,800				

Rights Owned [A] All P&NG.


LANE WELLS COMPANY
Radioactivity Log
Well Location
COMPANY: CONTINENTAL OIL COMPANY
WELL: STATE P-4 NO. 1
FIELD: CAVE
LOCATION: 1980 FNL & 660 FWL SEC. 4, T-17-S, R-29-E
COUNTY: EDDY
STATE: N.M.
GAMMA RAY
RADIATION INTENSITY INCREASES
CASING & COLLAR LOG DEPTH
NEUTRON
RADIATION INTENSITY INCREASES
ZONE 1
2400
4 1/2"
R. D. 2433'
T. D. 2441'
R. D. 2440'
T. D. 2441'
CONTINENTAL OIL COMPANY

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA

EDDY COUNTY, NEW MEXICO, U.S.A.

TYPE WELL RADIOACTIVITY LOG

JAN. 2013 JOB No. 5701 FIGURE No. 2a


R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
4
3
7
8
9
10
18
17
16
15
1200
1180
1260
1240
1220
RTL-12
CP-1
CS-1
CS-5
HF-2
CS-3
CS-4
RS-2
RTS-2
CP-10
CP-12
CP-19
CP-23
CP-30
CP-27
CP-28
RTS-1
CP-26
CP-62
DS-2
CP-36
CP-35

GAS

INJECTION

OIL

SALT WATER DISP

COMPANY OWNERSHIP

WELL OF INTEREST

COMPANY LAND

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA

EDDY COUNTY, NEW MEXICO, U.S.A.

STRUCTURE MAP

C.I. = 20 ft

JAN. 2013 JOB No. 5701 FIGURE No. 2b

Chapman Petroleum Engineering Ltd.


R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
5
4
3
7
8
9
10
18
17
16
15
RTL-12
RTL-8Q
LF-7
L-6
L-5
L-3Y
CP-1
RTF-1
RTF-2
CS-1
CS-5
RS-1
HF-2
S-1
S-2
CS-3
CS-4
RS-2
RTS-2
CP-10
CS-2
CP-12
RTS-3
CP-19
CP-23
CP-59
CP-27
RTS-4
CP-20
RTS-1
CP-30
CP-26
CP-62
DS-2
DS-1
CP-35
CP-36
20
24
28
32

GAS	
INJECTION	
OIL	
SALT WATER DISP	

COMPANY OWNERSHIP

- WELL OF INTEREST
- COMPANY LAND

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA

EDDY COUNTY, NEW MEXICO, U.S.A.

NET PAY MAP

C.I. = 4 ft

JAN. 2013 JOB No. 5701 FIGURE No. 2c

Chapman Petroleum Engineering Ltd.

Table 2

Summary of Gross Reserves
January 1, 2013

Cave Pool, Eddy County, New Mexico, USA

Description			Current or Average Initial Rate/Well STB/d		Ultimate ROIP (MSTB)	Cumulative Production (MSTB)	Remaining ROIP (MSTB)	Reference
LIGHT & MEDIUM OIL								
Proved Undeveloped								
Cave Pool Wells (10 new wells)	Zone 1		40	Jan-14	366	0	396	Figure 3a
Total Proved Undeveloped					386	0	386	
Probable								
Probable Undeveloped								
Cave Pool Wells (10 new wells)	Zone 1	Incr	92	Jan-14	470	0	470	Figure 3a
Cave Pool Wells (11 new wells)	Zone 1		132	Jan-15	942		942	Figure 3a
Cave Pool Wells (6 new completions)	Misc. Zones		34	Sep-13	156	0	158	Figure 3b
Total Probable					1,569	0	1,569	
Total Proved Plus Probable					1,955	0	1,955	
Possible								
Cave Pool Wells (21 new Wells)	Zone 1	Incr.	59	Jan-14	369	0	359	Figure 3p
Cave Pool Wells (6 new completions)	Misc. Zones	Incr.	11	Sep-13	225	0	225	Figure 3b
Total Possible					584	0	584	
Total Proved Plus Probable Plus Possible					2,540	0	2,540	

continued....



LOGNORMAL DISTRIBUTION
Cumulative Production
Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)
MSTB
1000
100
10
1
0.1
1.0
10
50
90
99
99.9
Chapman Petroleum Engineering Ltd.

Figure 3a

Figure 3a (cont'd)

LOGNORMAL DISTRIBUTION

Cumulative Production

Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)

RESULTS:

Swansons Mean Value=	102.7 MSTB
Average Mean Value=	94.1 MSTB
Average Value @10%=	38.6 MSTB
Average Value @50%=	85.6 MSTB
Average Value @90%=	189.8 MSTB

STATISTICAL DATA:

30.0 MSTB	Cave Pool 01
58.0 MSTB	Levers C03Y
63.0 MSTB	Cave Pool 23
80.0 MSTB	Cave Pool 10
83.0 MSTB	Cave Pool 26
86.0 MSTB	Cave Pool 35
115.0 MSTB	Cave Pool 12
126.0 MSTB	Cave Pool 30
136.0 MSTB	Cave Pool 19
162.0 MSTB	Cave Pool 28

Figure 3b


LOGNORMAL DISTRIBUTION
Cumulative Production
Eddy County, New Mexico, USA
Cave Pool Unit (Misc. Zones)
100
10
1
MSTB
0.1
1.0
10
50
90
99
99.9

Chapman Petroleum Engineering Ltd.

Figure 3b (cont'd)

LOGNORMAL DISTRIBUTION

Cumulative Production

Eddy County, New Mexico, USA
Cave Pool Unit (Misc. Zones)

RESULTS:

Swansons Mean Value=	26.5 MSTB
Average Mean Value=	22.6 MSTB
Average Value @10%=	3.7 MSTB
Average Value @50%=	15.5 MSTB
Average Value @90%=	63.8 MSTB

STATISTICAL DATA:

8.4 MSTB	Levers 005
8.4 MSTB	Cave State 004
8.7 MSTB	Cave State 003
12.5 MSTB	Hodges Federal 007
20.1 MSTB	Cave State 001
77.7 MSTB	State 002



R 29 E
T16S
T17S
30
29
28
27
31
32
33
34
6
5
4
3
7
8
9
10
18
17
16
15
RTL-12
LF-7
RTL-8Q
L-6
L-5
L-3Y
RTF-1
CP-1
RTF-2
CS-1
CS-5
RS-1
HF-2
CS-2
CS-3
CS-4
RS-2
RTS-2
CP-10
CP-12
CP-23
RTS-3
CP-19A
CP-59
CP-27
RTS-4
RTS-1
CP-30
CP-28
CP-62
CP-26
DS-2
DS-1
CP-36
CP-35

GAS

INJECTION

OIL

SALT WATER DISP

COMPANY OWNERSHIP

WELL OF INTEREST

COMPANY LAND

FORMER PRODUCING WELL - ZONE 1

PROVED - ZONE 1

PROBABLE - ZONE 1

AVAILABLE REENTRIES - MISCELLANEOUS ZONES

MULTI - CORP INTERNATIONAL INC.

CAVE POOL AREA

EDDY COUNTY, NEW MEXICO, U.S.A.

DEVELOPMENT PROGRAM

JAN. 2013 JOB No. 5701 FIGURE No. 4a

Chapman Petroleum Engineering Ltd.


LOGNORMAL DISTRIBUTION
Initial Production
Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)
1000
100
10
1
STB
0.1
1.0
10
50
90
99
99.9
Chapman Petroleum Engineering Ltd.

Figure 4b

Figure 4b (cont'd)

LOGNORMAL DISTRIBUTION

Initial Production

Eddy County, New Mexico, USA
Cave Pool Unit (Zone 1)

RESULTS:

Swansons Mean Value=	191.2 STB
Average Mean Value=	163.7 STB
Average Value @10%=	40.6 STB
Average Value @50%=	131.9 STB
Average Value @90%=	420.8 STB

STATISTICAL DATA:

46.0 STB	Cave Pool 30
61.0 STB	Cave Pool 10
66.0 STB	Cave Pool 19
95.0 STB	Cave Pool C1
120.0 STB	Cave Pool 23
141.0 STB	Cave Pool 26
192.0 STB	Levers C03Y
196.0 STB	Cave Pool 35
288.0 STB	Cave Pool 28
432.0 STB	Cave Pool 12

Figure 4c



LOGNORMAL DISTRIBUTION
Initial Production
Eddy County, New Mexico, USA
Cave Pool Unit (Misc. Zones)
100
10
1
STB
0.1
1.0
10
50
90
99
99.9

Chapman Petroleum Engineering Ltd.

Figure 4c (cont'd)

LOGNORMAL DISTRIBUTION

Initial Production

Eddy County, New Mexico, USA
Cave Pool Unit (Misc. Zones)

RESULTS:

Swansons Mean Value=	47.8 STB
Average Mean Value=	46.0 STB
Average Value @10%=	30.9 STB
Average Value @50%=	45.7 STB
Average Value @90%=	67.6 STB

STATISTICAL DATA:

33.0 STB	Hodges Federal 007
42.0 STB	Levers 005
43.0 STB	Cave State 001
46.0 STB	State 002
48.0 STB	Cave State 004
64.0 STB	Cave State 003

Figure 5a

Multi - Corp International Inc.

Cave Pool, Eddy County, New Mexico

Production and Capital Forecast

Proved Undeveloped Reserves - Zone 1

	Single Well Production Profile				Development Program - # Wells	Total Oil Production		Capital Expenditures - $M				
Year	STB/d	Days On	MSTB/yr	Well Count	10	STB/yr	STB/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Group Facility	Total Capital
2013	0	0	0	0.0	0	0	0	0	5,250	500	140	5,890
2014	34	365	12,381	10.0	123,813	123,813	339	0	0	0	0	0
2015	24	365	8,634	10.0	86,344	86,344	237	0	0	0	0	0
2016	16	365	6,018	10.0	60,181	60,181	165	0	0	0	0	0
2017	11	365	4,195	10.0	41,946	41,946	115	0	0	0	0	0
2018	8	365	2,924	10.0	29,236	29,236	80	0	0	0	0	0
2019	6	365	2,038	10.0	20,377	20,377	56	0	0	0	0	0
2020	4	365	1,420	10.0	14,203	14,203	39	0	0	0	0	0
2021	3	365	990	10.0	9,899	9,899	27	0	0	0	0	0
2022	0	365	0	10.0	0	0	0	0	0	0	0	0
2023	0	365	0	10.0	0	0	0	0	0	0	0	0
2024	0	365	0	10.0	0	0	0	0	0	0	0	0
2025	0	365	0	10.0	0	0	0	0	0	0	0	0
2026	0	365	0	10.0	0	0	0	0	0	0	0	0
2027	0	365	0	10.0	0	0	0	0	0	0	0	0
2028	0	365	0	10.0	0	0	0	0	0	0	0	0
2029	0	365	0	10.0	0	0	0	0	0	0	0	0
2030	0	365	0	10.0	0	0	0	0	0	0	0	0
2031	0	365	0	10.0	0	0	0	0	0	0	0	0
2032	0	365	0	10.0	0	0	0	0	0	0	0	0
2033	0	365	0	10.0	0	0	0	0	0	0	0	0
2034	0	365	0	10.0	0	0	0	0	0	0	0	0
2035	0	365	0	10.0	0	0	0	0	0	0	0	0
2036	0	365	0	10.0	0	0	0	0	0	0	0	0
Total			38,600		386,000	386,000		0	5,250	500	140	5,890
						Cost/well =			525	50		

Slope % =	0.803
First year prod Months.	12

2012	0	0
2013	10	10
2014	0	0
2015	0	0
2016	0	0

Figure 55

Multi - Corp International Inc.

Cave Pool, Eddy County, New Mexico

Production and Capital Forecast

Proved Plus Probable Undeveloped Reserves - Zone 1

Single Well Production Profile					Development Program -		Total Oil Production		Capital Expenditures - $M				
					# Wells	# Wells							
Year	STB/d	Days On	MSTB/yr	Well Count	10	11	STB/yr.	STB/d	Exploration	Drilling & Completion	Well Fac. & Tie-ins	Group Facility	Total Capital
2013	0	0	0	0.0	0	0	0	0	0	5,250	500	140	5,890
2014	103	365	37,565	10.0	376,653	0	376,653	1,032	0	5,775	550	0	6,325
2015	58	365	21,269	21.0	212,692	414,318	627,010	1,718	0	0	0	0	0
2016	33	365	12,004	21.0	120,039	233,961	354,001	970	0	0	0	0	0
2017	19	365	6,775	21.0	67,748	132,043	199,791	547	0	0	0	0	0
2018	10	365	3,824	21.0	38,236	74,523	112,758	309	0	0	0	0	0
2019	6	365	2,158	21.0	21,579	42,059	63,639	174	0	0	0	0	0
2020	3	365	1,218	21.0	12,179	23,737	35,916	98	0	0	0	0	0
2021	2	365	687	21.0	6,874	13,397	20,271	56	0	0	0	0	0
2022	0	365	0	21.0	0	7,561	7,561	21	0	0	0	0	0
2023	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2024	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2025	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2026	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2027	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2028	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2029	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2030	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2031	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2032	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2033	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2034	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2035	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2036	0	335	0	21.0	0	0	0	0	0	0	0	0	0
Total			85,600		856,000	941,600	1,797,600		0	11,025	1,050	140	12,215
							Cost/well =			525	50		

Decline % =	0.430
First year prod Months.	12

2012	0	0
2013	10	10
2014	11	11
2015	0	0
2016	0	0

Figure 5c

Multi - Corp International Inc.

Cave Pool, Eddy County, New Mexico

Production and Capital Forecast

Proved Plus Probable Plus Possible Reserves - Zone 1

	Single Well Production Profile				Development Program - # Wells	# Wells	Total Oil Production		Capital Expenditures - $M				
Year	STB/d	Days On	MSTB/yr	Well Count	10	11	STB/yr	STB/d	Exploration	Drilling & Completion	Well Fac & Tie-ins	Group Facility	Total Capital
2013	0	0	0	0.0	0	0	0	0	0	5,250	500	140	5,890
2014	143	365	52,122	10.0	521,218	0	521,218	1,429	0	5,775	550	0	6,325
2015	71	365	25,872	21.0	258,719	573,340	832,059	2,280	0	0	0	0	0
2016	35	365	12,835	21.0	128,351	284,591	412,943	1,131	0	0	0	0	0
2017	17	365	6,368	21.0	63,675	141,186	204,862	561	0	0	0	0	0
2018	9	365	3,159	21.0	31,590	70,043	101,632	278	0	0	0	0	0
2019	4	365	1,567	21.0	15,672	34,748	50,420	138	0	0	0	0	0
2020	2	365	777	21.0	7,775	17,239	25,014	69	0	0	0	0	0
2021	0	365	0	21.0	0	8,552	8,552	23	0	0	0	0	0
2022	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2023	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2024	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2025	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2026	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2027	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2028	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2029	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2030	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2031	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2032	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2033	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2034	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2035	0	365	0	21.0	0	0	0	0	0	0	0	0	0
2036	0	365	0	21.0	0	0	0	0	0	0	0	0	0
Total			102,700		1,027,000	1,129,700	2,156,700		0	11,025	1,050	140	12,215
								Cost/well =		525	50		

Decline % =	0.504
First year prod Months.	12

2012	0	0
2013	10	10
2014	11	11
2015	0	0
2016	0	0

Figure 5d

Multi - Corp International Inc.

Cave Pool, Eddy County, New Mexico

Production and Capital Forecast

Probable Undeveloped Reserves - Misc. Zones

	Single Well Production Profile				Development Program	Total Oil Production		Capital Expenditures - $M				
					# Wells							
Year	STB/d	Days On	MSTB/yr	Well Count	6	STB/yr.	STB/d	Exploration	Reentry & Completion	Well Fac. & Tie-ins	Group Facility	Total Capital
2013	37	170	3,820	0.0	22,920	22,920	191	0	1,200	300	0	1,500
2014	26	365	9,442	6.0	56,650	56,650	155	0	0	0	0	0
2015	16	365	5,835	6.0	35,007	35,007	96	0	0	0	0	0
2016	10	365	3,604	6.0	21,621	21,621	59	0	0	0	0	0
2017	6	365	2,226	6.0	13,354	13,354	37	0	0	0	0	0
2018	4	365	1,375	6.0	8,247	8,247	23	0	0	0	0	0
2019	0	365	0	6.0	0	0	0	0	0	0	0	0
2020	0	365	0	6.0	0	0	0	0	0	0	0	0
2021	0	365	0	6.0	0	0	0	0	0	0	0	0
2022	0	365	0	6.0	0	0	0	0	0	0	0	0
2023	0	365	0	6.0	0	0	0	0	0	0	0	0
2024	0	365	0	6.0	0	0	0	0	0	0	0	0
2025	0	365	0	6.0	0	0	0	0	0	0	0	0
2026	0	365	0	6.0	0	0	0	0	0	0	0	0
2027	0	365	0	6.0	0	0	0	0	0	0	0	0
2028	0	365	0	6.0	0	0	0	0	0	0	0	0
2029	0	365	0	6.0	0	0	0	0	0	0	0	0
2030	0	365	0	6.0	0	0	0	0	0	0	0	0
2031	0	365	0	6.0	0	0	0	0	0	0	0	0
2032	0	365	0	6.0	0	0	0	0	0	0	0	0
2033	0	365	0	6.0	0	0	0	0	0	0	0	0
2034	0	365	0	6.0	0	0	0	0	0	0	0	0
2035	0	365	0	6.0	0	0	0	0	0	0	0	0
2036	0	365	0	6.0	0	0	0	0	0	0	0	0
Total			28,300		157,800	157,800		0	1,200	300	0	1,500
							Cost/well =		200	50		

Decline % =	0.382
First year prod Months.	12

2012	0	0
2013	6	6
2014	0	0
2015	0	0
2016	0	0

Chapman Petroleum Engineering Ltd.

Figure 5e

Multi - Corp International Inc.

Cave Pool, Eddy County, New Mexico

Production and Capital Forecast

Probable Plus Possible Reserves - Misc. Zones

	Single Well Production Profile				Development Program # Wells	Total Oil Production		Capital Expenditures - $M				
Year	STB/d	Days On	MSTB/yr	Well Count	6	STB/yr.	STB/d	Exploration	Reentry & Completion	Well Fac. & Tie-ins	Group Facility	Total Capital
2013	44	120	5,242	0.0	31,455	31,455	262	0	1,200	300	0	1,500
2014	29	365	10,652	6.0	63,910	63,910	175	0	0	0	0	0
2015	24	365	8,792	6.0	52,750	52,750	145	0	0	0	0	0
2016	20	365	7,252	6.0	43,514	43,514	119	0	0	0	0	0
2017	16	365	5,983	6.0	35,896	35,896	98	0	0	0	0	0
2018	14	365	4,935	6.0	29,611	29,611	81	0	0	0	0	0
2019	11	365	4,071	6.0	24,427	24,427	67	0	0	0	0	0
2020	9	365	3,358	6.0	20,150	20,150	55	0	0	0	0	0
2021	8	365	2,770	6.0	16,622	16,622	46	0	0	0	0	0
2022	6	365	2,285	6.0	13,712	13,712	38	0	0	0	0	0
2023	5	365	1,885	6.0	11,311	11,311	31	0	0	0	0	0
2024	4	365	1,555	6.0	9,331	9,331	26	0	0	0	0	0
2025	4	365	1,283	6.0	7,697	7,697	21	0	0	0	0	0
2026	3	365	1,058	6.0	6,350	6,350	17	0	0	0	0	0
2027	2	365	873	6.0	5,238	5,238	14	0	0	0	0	0
2028	2	365	720	6.0	4,321	4,321	12	0	0	0	0	0
2029	2	365	594	6.0	3,564	3,564	10	0	0	0	0	0
2030	1	365	490	6.0	2,940	2,940	8	0	0	0	0	0
2031	0	365	0	6.0	0	0	0	0	0	0	0	0
2032	0	365	0	6.0	0	0	0	0	0	0	0	0
2033	0	365	0	6.0	0	0	0	0	0	0	0	0
2034	0	365	0	6.0	0	0	0	0	0	0	0	0
2035	0	365	0	6.0	0	0	0	0	0	0	0	0
2036	0	365	0	6.0	0	0	0	0	0	0	0	0
Total			63,800		382,800	382,800		0	1,200	300	0	1,500
						Cost/well =			200	50		

Decline % =	0.175
First year prod Months.	12

2012	0	0
2013	6	6
2014	0	0
2015	0	0
2016	0	0

Table 3a

Summary of Anticipated Capital Expenditures

Development

January 1, 2013

MULTI-CORP INTERNATIONAL INC.

Cave Pool, Eddy County, New Mexico, USA

Description	Date	Operation	Capital Interest %	Gross Capital M$	Net Capital M$
Proved Undeveloped					
Cave Pool Wells (Zone 1)	2013	Drill 10 new oil wells, Complete and Tie-in	100.0000	5,250	5,250
Well Facilities (Zone 1)	2013		100.0000	500	500
Group facility (Zone 1)	2013		100.0000	140	140
		Total Proved Undeveloped		5,890	5,890
		Total Proved		5,890	5,890
Probable					
Cave Pool Wells (Misc. Zones)	2013	Re-entery and Completion 6 oil wells.	100.0000	1,200	1,200
Well Facilities and Tie-ins (Misc. Zones)	2013		100.0000	300	300
Cave Pool Wells (Zone 1)	2014	Drill 11 new oil wells, Complete and Tie-ins	100.0000	5,775	5,775
Well Facilities (Zone 1)	2014		100.0000	550	550
		Total Probable		7,825	7,825
		Total Proved Plus Probable		13,715	13,715
Possible - No incremental capital					
		Total Proved Plus Probable Plus Possible		13,715	13,715

Note: M$ means thousands United States of dollars.
The above capital values are expressed in terms of current dollar values without escalation.
Unless details are known, drilling costs have been split 70% Intangible and 30% Tangible for tax purposes

Table 3b

Summary of Anticipated Capital Expenditures
Abandonment and Restoration

January 1, 2013

MULTI-CORP INTERNATIONAL INC.

Cave Pool, Eddy County, New Mexico, USA

Description	Well Parameters	Capital Interest %	Gross Capital M$	Net Capital M$
Cave Pool Wells	Abandon 21 Zone 1 oil wells	100.0000	840	840
Cave Pool Wells	Abandon 6 Misc. Zones oil wells	100.0000	240	240
	Total Abandonment and Restoration		1,080	1,080

Note: **M$ means thousands United States of dollars.**
The above capital values are expressed in terms of current dollar values without escalation.

Table 4
Summary of Company Reserves and Economics
Before Income Tax
January 1, 2013

Forecast Prices & Costs

Multi-Corp International Inc.

			Net To Appraised Interest										
			Reserves						Cumulative Cash Flow (BIT) - M$				
			Light and Medium Oil MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description			Gross	Net	Gross	Net	Gross	Net	Undisc.	5%/year	10%/year	15%/year	20%/year
Proved Undeveloped													
Cave Pool Wells (10 new wells)	Zone 1		386	309	0	0	0	0	17,676	14,486	11,954	9,954	8,338
Total Proved Undeveloped			386	309	0	0	0	0	17,676	14,486	11,954	9,954	8,338
Probable													
Probable Undeveloped													
Cave Pool Wells (21 new wells)	Zone 1	Incr.	1,412	1,131	0	0	0	0	83,355	71,041	61,242	53,324	46,838
Cave Pool Wells (6 new completions)	Misc. Zones		158	126	0	0	0	0	7,877	6,982	6,237	5,610	5,078
Total Probable Undeveloped			1,570	1,257	0	0	0	0	91,232	78,023	67,479	58,934	51,916
Total Probable			1,570	1,257	0	0	0	0	91,232	78,023	67,479	58,934	51,916
Total Proved Plus Probable			1,956	1,566	0	0	0	0	108,908	92,489	79,433	68,888	60,254
Possible													
Cave Pool Wells (21 new wells)	Zone 1	Incr.	360	287	0	0	0	0	22,635	20,797	19,101	17,560	16,170
Cave Pool Wells (6 new completions)	Misc. Zones	Incr.	225	180	0	0	0	0	14,694	10,788	8,220	6,464	5,223
Total Possible			585	467	0	0	0	0	37,329	31,585	27,321	24,024	21,393
Total Proved Plus Probable Plus Possible			2,540	2,034	0	0	0	0	146,237	124,075	106,754	92,912	81,647

M$ means thousands of United States dollars.

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Forecast Prices & Costs

Table 4T
Summary of Company Reserves and Economics
After Income Tax
January 1, 2013

Multi-Corp International Inc.

	Net To Appraised Interest										
	Reserves						Cumulative Cash Flow - M$				
	Light and Medium MSTB		Sales Gas MMscf		NGL Mbbls			Discounted at:			
Description	Gross	Net	Gross	Net	Gross	Net	Undisc.	6%/year	10%/year	15%/year	20%/year
Proved Undeveloped											
Total Proved Undeveloped (BIT)	386	309	0	0	0	0	17,676	14,466	11,954	9,954	8,338
Company Income Tax	-	-	-	-	-	-	(7,607)	(6,526)	(5,674)	(4,990)	(4,431)
Total Proved Undeveloped (AIT)	386	309	0	0	0	0	10,070	7,940	6,280	4,964	3,906
Total Proved (AIT)	386	309	0	0	0	0	10,070	7,840	6,280	4,964	3,906
Probable											
Total Probable (BIT)	1,570	1,257	0	0	0	0	91,232	78,023	67,479	58,934	51,916
Company Income Tax	-	-	-	-	-	-	(38,044)	(32,733)	(26,465)	(24,985)	(22,112)
Total Probable (AIT)	1,570	1,257	0	0	0	0	53,187	45,290	39,014	33,949	29,805
Total Proved Plus Probable (AIT)	1,966	1,666	0	0	0	0	63,257	53,230	45,294	38,913	33,711
Possible											
Total Possible (BIT)	565	467	0	0	0	0	37,329	31,586	27,321	24,024	21,393
Company Income Tax	-	-	-	-	-	-	(15,233)	(12,967)	(11,262)	(9,930)	(8,858)
Total Possible (AIT)	565	467	0	0	0	0	22,096	18,618	16,059	14,094	12,534
Total Proved Plus Probable Plus Possible (AIT)	2,540	2,034	0	0	0	0	85,353	71,848	61,353	53,007	46,245

M$ means thousands of United States dollars.

Gross reserves are the total of the Company's working and/or royalty interest share before deduction of royalties owned by others.

Net reserves are the total of the Company's working and/or royalty interest share after deducting the amounts attributable to royalties owned by others.

Columns may not add precisely due to accumulative rounding of values throughout the report.

Table 4a

EVALUATION OF: Cave Pool, Eddy County, New Mexico, USA - Proved Undeveloped

PROD v7.43 PZ ENERGY SOLUTIONS PAGE 1
GLOBAL : 24-JAN-2013 5701
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-JAN-2014
RUN DATE: 12-FEB-2013 TIME: 11:22
FILE: OZ\PUD.VAK

FIELD/LOCATION - Cave Pool Wells (10 new wells) - Zone 1
EVALUATED BY -
COMPANY EVALUATED - Multi-Corp International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 386000 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 5890 -M$-
TOTAL ABANDONMENT - 469 -M$- (2021)

INTEREST

AVG WI 100.000%

ROYALTIES/TAXES

AVG OR 19.91% + SEVERANCE TAX

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	0	90.00	.0	0	0	0
2014	10	91.00	350.0	123735	123735	99099
2015	10	92.00	237.6	86585	86505	69282
2016	10	96.00	165.0	60225	60225	48234
2017	10	97.00	115.0	41975	41975	33618
2018	10	98.00	80.0	29200	29200	23390
2019	10	100.00	58.4	21316	21316	17073
2020	10	100.00	42.7	15591	15591	12483
2021	10	102.00	20.4	7454	7454	5970
SUM				385000	386000	309347
REM				0	0	0
TOT				386000	386000	309147

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	Sales Gas -M$-	Products -M$-	Total -M$-	Royalties State M$	Royalties Other M$	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl M$	FR after Roy&Oper -M$-	Prod& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum M$	10.0% Annual -M$-	10.0% Cum -M$-
2013	0	0	0	0	0	0	0	0	0	0	0	0	5890	0	-5890	-5890	-5616	-5616
2014	11260	0	0	11260	0	2212	639	0	142	634	7625	0	0	0	7625	1735	6609	994
2015	7956	0	0	7956	0	1595	452	0	120	593	5347	0	0	0	5347	7082	4213	5207
2016	5362	0	0	5362	0	1151	328	0	127	325	3855	0	0	0	3855	10938	2752	7959
2017	4372	0	0	4372	0	811	231	0	130	227	2573	0	0	0	2573	13510	1761	9720
2018	2862	0	0	2862	0	570	162	0	132	161	1836	0	0	0	1836	15346	1097	10817
2019	2131	0	0	2131	0	424	121	0	135	120	1331	0	0	0	1331	16677	716	11512
2020	1559	0	0	1559	0	310	85	0	138	90	933	0	0	0	933	17610	456	11969
2021	760	0	0	760	0	151	43	0	67	44	455	0	0	469	-13	17576	-15	11954
SUM	36364	0	0	36364	0	7344	2066	0	997	2042	24025	0	5890	469	17576		11954	
REM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	36364	0	0	36364	0	7344	2066	0	997	2042	24025	0	5890	469	17576		11954	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	24025	20523	18800	17778	16845	15580	13854
Prod & Other Income.	0	0	0	0	0	0	0
Capital Costs	5890	5748	5668	5616	5566	5492	5377
Abandonment Costs ..	469	310	244	208	176	143	99
Future Net Revenue .	17576	14465	12888	11954	11103	9946	8338

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			25.6	8.4	66.1	16.2	48.6

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	99.9
Profit Index (undisc.)	2.8
(disc. @ 10.0%) .	2.1
(disc. @ 5.0%) .	2.4
First Payout (years)	[illegible]
Total Payout (years)	.8
Cost of Finding ($/BOE)	[illegible]
NPV @ 10.0% ($/STB)	[illegible]
NPV @ 5.0% ($/STB)	37.48

Table 4a

U.S. FUTURE NET REVENUE & INCOME TAX SUMMARY

ECO v7.43 FZ ENERGY SOLUTIONS PAGE 1
GLOBAL : 24-JAN-2013 [illegible]
EFF:01-JAN 2013 DISC:01-JAN-2013 PROD:01-JAN-2014
RUN DATE: 12-FEB-2013 TIME: 11:32
FILE: OUTPUT.DAX

[illegible] .... Cave Pool, Eddy County, New Mexico, USA
WELL/LOCATION .... Cave Pool Wells (10 new wells) - Zone 1

Year	FR After Roy&Opex -M$-	Capital Costs -M$-	Aband Costs -M$-	Admin + Oth Income -M$-	Future Net Rev Before Tax Annual -M$-	Future Net Rev Before Tax Cum -M$-	Taxable Income Before Deduct -M$-	Taxable Income After Deduct -M$-	Income Tax Federal -M$-	Income Tax State -M$-	Income Tax Total -M$-	Future Net Rev After Tax Annual -M$-	Future Net Rev After Tax Cum -M$-
2013	0	5890	0	0	-5890	-5890	0	0	0	0	0	-5890	-5890
2014	7625	0	0	0	7625	1735	7625	5917	2022	652	2674	5951	-739
2015	5347	0	0	0	5347	7082	5347	5150	1411	315	1726	3621	3832
2016	3855	0	0	0	3855	10938	3855	3001	1020	220	1240	2609	6499
2017	2673	0	0	0	2673	13610	2673	2062	701	157	858	1815	7334
2018	1836	0	0	0	1836	15446	1836	1359	476	106	582	1254	8558
2019	1331	0	0	0	1331	16777	1331	1018	346	77	424	907	9465
2020	935	0	0	0	935	17710	935	709	241	54	295	638	10103
2021	435	0	459	0	-24	17676	435	0	0	0	0	-33	10070
SUB	24035	5890	459	0	17676		24035	18285	6217	1390	7607	10070	
REM	0	0	0	0	0		0	0	0	0	0	0	
TOT	24035	5890	459	0	17676		24035	18285	6217	1390	7607	10070	

NET PRESENT VALUE (M$)	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
Future net revenue before tax	17676	14406	12955	11954	11101	9956	8535
Total income tax	7607	6526	5972	5674	5383	4990	4621
Future net revenue after tax	10070	7910	6895	6280	5718	4966	3905

Table 4b

EVALUATION OF: Eddy County, New Mexico, USA
-------------- Total Proved Plus Probable Consolidation

ENGO v7.43 PZ ENERGY SOLUTIONS TOTAL
GLOBAL : 24-JAN-2013 5707
E.S:01-JAN-2013 DISC:01-JAN-2013
RUN DATE: 12-FEB-2013 TIME: 10:46
FILE:

EVALUATED BY -
COMPANY EVALUATED - Delta-Corp International Inc.
APPRAISAL FOR
PROJECT - FORECAST PRICES & COSTS

TOTAL CAPITAL COSTS - 13842 -M$-
TOTAL ABANDONMENT - 1254 -M$-

Oil
MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	6	96.00	63.8	23	23	19
2014	16	91.00	1192.6	433	433	347
2015	27	92.00	1814.0	662	662	530
2016	27	96.00	1029.0	376	376	301
2017	27	97.00	584.0	213	213	171
2018	27	98.00	329.5	120	120	96
2019	27	103.00	175.0	64	64	51
2020	21	103.00	111.[illegible]	41	41	33
2021	21	102.00	63.0	23	23	19
SUB				1955	1955	1566
RNM				0	0	0
TOT				1955	1955	1566

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	Liquids -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-Val -M$-	Oper Costs Fixed -M$-	Oper Costs Variable -M$-	FR After Roy&Oper M$	Prod& Other Income M$	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2013	2097	0	0	2097	0	418	119	0	34	117	1420	0	7390	0	-5970	-5970	-5692	-5692
2014	33426	0	0	33426	0	7050	2239	0	106	2210	25932	0	6452	0	20481	14511	17752	12060
2015	60514	0	0	60514	0	17175	3459	0	337	3464	41546	0	0	0	41546	56057	32737	44798
2016	36056	0	0	36056	0	7179	2067	0	344	1593	24403	0	0	0	24403	80550	17546	62343
2017	20677	0	0	20677	0	4117	1174	0	331	1154	13891	0	0	0	13881	94431	9040	71383
2018	11787	0	0	11787	0	2347	659	0	358	664	7749	0	0	0	7749	102180	4568	75951
2019	6386	0	0	6386	0	1272	363	0	288	360	4104	0	0	250	3854	106035	2064	78015
2020	4058	0	0	4058	0	868	230	0	289	233	2497	0	0	0	2497	108532	1222	79237
2021	2373	0	0	2373	0	472	135	0	240	136	1360	0	0	994	396	108908	196	79433
SUB	183775	0	0	183775	0	35590	10435	0	2436	10310	124004	0	13842	1254	108908		79433	
RNM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	183775	0	0	183775	0	35590	10435	0	2436	10310	124004	0	13842	1254	108908		79433	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	124004	106544	97848	92654	87882	81439	72195
Prod & Other Income.	0	0	0	0	0	0	0
Capital Costs	13842	13288	12839	12638	12425	12123	11654
Abandonment Costs ..	1254	847	676	583	505	409	292
Future Net Revenue .	108908	92409	84333	79433	74952	68868	60254

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue			25.6	6.9	67.5	7.5	59.3

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	400.6
Profit Index (undisc.)	7.4
(disc. @ 10.0%) .	6.0
(disc. @ 5.0%) .	6.5
First Payout (years)	1.2
Total Payout (years)	1.5
Cost of Finding ($/BOE)	7.72
NPV @ 10.0% ($/BOE)	40.62
NPV @ 5.0% ($/BOE)	47.30

Table 6b

B.C. FUTURE NET REVENUE & INCOME TAX SUMMARY

BROG v7.42 PZ ENERGY SOLUTIONS TOTAL
GLOBAL : 24-JAN-2013 5701
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-JAN-2013
RUN DATE: 12-FEB-2013 TIME: 10:40
FILE:

EVALUATION BY -
COMPANY EVALUATED - Multi-Corp International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

Year	FN After Roy&Oper -M$-	Capital Costs -M$-	Aband Costs -M$-	Admin - Oth Income -M$-	Future Net Rev Before Tax Annual -M$-	Future Net Rev Before Tax Cum -M$-	Taxable Income Before Deduct -M$-	Taxable Income After Deduct -M$	Income Tax Federal -M$	Income Tax State -M$	Income Tax Total -M$-	Future Net Rev After Tax Annual -M$-	Future Net Rev After Tax Cum -M$-
2013	1430	7390	0	0	-5970	-5970	1420	-686	-233	-52	-285	-5665	-5665
2014	26932	6412	0	0	20681	14711	25932	23092	8021	1793	9814	10667	4982
2015	41546	0	0	0	41546	56257	41546	39152	13316	2976	15292	26254	30236
2016	24493	0	0	0	24493	80656	24493	22791	7749	1732	9481	15012	45249
2017	13881	0	0	0	13881	94631	15851	12665	4506	553	5268	8613	53861
2018	7749	0	0	0	7749	102380	7745	6878	2339	523	2851	4888	58749
2019	4104	0	270	0	3834	106215	4104	3270	1092	244	1336	2499	61248
2020	2497	0	0	0	2497	108712	2497	2056	697	156	853	1645	62892
2021	1380	0	984	0	396	108908	1380	75	26	6	31	365	63257
SUB	124084	13842	1254	0	108908		124004	109737	37311	8340	45651	63257	
REM	0	0	0	0	0		0	0	0	0	0	0	
TOT	124084	13842	1254	0	108908		124004	109737	37311	8340	45651	63257	

NET PRESENT VALUE (-M$-)	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
Future net revenue before tax	108908	92489	86315	79635	74552	68800	60254
Total income tax	45651	39259	36057	34130	32173	29975	26543
Future net revenue after tax	63257	53230	49258	45294	42579	38913	33777

Table 4c

EVALUATION OF: Eddy County, New Mexico, USA
-------------- Total Proved Plus Probable Plus Possible Consolidation

ERGO v7.41 — ENERGY SOLUTIONS TOTAL
GLOBAL : 24-JAN-2013 5701
EFF: 01-JAN-2013 DISC: 01-JAN-2013
RUN DATE: 12-FEB-2013 TIME: 10:39
FILE:

EVALUATED BY
COMPANY EVALUATED - Multi-Corp International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

TOTAL CAPITAL COSTS - 13842 -M$-
TOTAL ABANDONMENT - 1331 -M$-

Oil
MSTB

Year	# of Wells	Price $/STB	Pool BOPD	Pool Vol	Company Share Gross	Company Share Net
2013	6	90.00	57.6	32	32	26
2014	16	97.00	1604.0	585	585	469
2015	27	92.00	2425.0	885	885	709
2016	27	96.00	1250.0	456	456	369
2017	27	97.00	660.0	241	241	193
2018	27	98.00	309.4	113	113	90
2019	27	100.00	218.3	80	80	64
2020	27	100.00	156.4	57	57	46
2021	27	102.00	85.2	31	31	25
2022	6	104.64	42.0	15	15	12
2023	6	106.32	35.6	13	13	10
2024	6	106.24	29.9	11	11	9
2025	6	110.41	25.2	9	9	7
2026	6	112.62	21.3	8	8	6
2027	6	114.87	9.0	3	3	2
SUB				2540	2540	2034
RES				0	0	0
TOT				2540	2540	2034

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	Sul+Gas M$	Products M$	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs M$	Aband Costs M$	Future Net Revenue Undiscounted Annual M$	Undiscounted Cum M$	10.0% Annual -M$-	10.0% Cum -M$-
2013	2072	0	0	2072	0	573	165	0	26	160	1957	0	7390	0	-5453	-5473	-5120	-5120
2014	53277	0	0	53277	0	10637	3025	0	130	2980	36462	0	6452	0	30011	25578	26013	20833
2015	81432	0	0	81432	0	15213	4024	0	237	4604	55653	0	0	0	55653	86231	43844	64656
2016	43606	0	0	43606	0	8721	2487	0	344	2421	29828	0	0	0	29828	110058	21367	86053
2017	23532	0	0	23532	0	4645	1325	0	351	1302	15709	0	0	0	15709	125768	10230	96286
2018	11066	0	0	11066	0	2204	628	0	358	623	7255	0	0	0	7255	133022	6295	102579
2019	7564	0	0	7564	0	1546	457	0	359	469	5115	0	0	0	5115	138137	2793	105371
2020	5699	0	0	5699	0	1135	324	0	372	327	3541	0	0	0	[illegible]	141678	1752	105064
2021	3175	0	0	3175	0	632	180	0	234	182	1947	0	0	984	963	142640	478	105492
2022	1594	0	0	1594	0	317	91	0	96	92	1009	0	0	0	1009	143649	408	105900
2023	1372	0	0	1372	0	273	78	0	56	79	866	0	0	0	855	144504	314	106214
2024	1181	0	0	1181	0	235	67	0	90	66	722	0	0	0	722	145226	237	106451
2025	1019	0	0	1019	0	202	56	0	91	58	607	0	0	0	607	145833	184	106635
2026	875	0	0	875	0	174	50	0	93	50	508	0	0	0	508	146340	150	106780
2027	375	0	0	375	0	75	22	0	66	22	210	0	0	217	-102	146237	-26	106754
SUB	239044	0	0	239044	0	47594	13574	0	3074	13423	161380	0	13842	1331	146237		106754	
RES	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	239044	0	0	239044	0	47594	13574	0	3074	13423	161380	0	13842	1331	146237		106754	

NET PRESENT VALUE (-M$-)

Discount Rate	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
CF After Roy & Oper.	161380	138080	126676	119903	113721	105374	93532
Proc & Other Income	0	0	0	0	0	0	0
Capital Costs	13842	13208	12850	12629	12426	12123	11654
Abandonment Costs ..	1301	836	619	517	437	343	231
Present Net Revenue .	146237	124040	114201	106754	100858	92012	81647

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue			23.6	5.9	67.5	5.8	61.2

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	638.7
Profit Index (undisc.)	9.7
(disc. @ 10.0%) .	6.7
(disc. @ 5.0%) .	8.9
First Payout (years)	0.2
Total Payout (years)	0.4
Cost of Finding ($/BOE)	5.50
NPV @ 10.0% ($/BOE)	47.14
NPV @ 5.0% ($/BOE)	49.06

Table 6c

U.S. FUTURE NET REVENUE & INCOME TAX SUMMARY

USER V7.45 FR ENERGY COMPANY TOTAL
GLOBAL : 24-JAN-2013
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-JAN-2013
RUN DATE: 12 FEB 2013 TIME: 10:49
FILE:

EVALUATION BY -
COMPANY EVALUATED - Multi-Corp International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

Year	FNR After Royalties -M$-	Capital Costs -M$-	Aband Costs -M$-	Admin + Oth Income -M$-	Future Net Rev Before Tax Annual -M$-	Future Net Rev Before Tax Cum -M$-	Taxable Income Before Deduct -M$-	Taxable Income After Deduct -M$-	Income Tax Federal -M$-	Income Tax State -M$-	Income Tax Total -M$-	Future Net Rev After Tax Annual -M$-	Future Net Rev After Tax Cum -M$-
2013	1957	7390	0	0	-5433	-5433	1957	-349	-51	-11	-62	-5371	-5371
2014	36463	6453	0	0	30017	24584	36462	33122	10201	3577	13779	16238	10867
2015	55653	0	0	0	55653	80237	55653	53270	18112	4048	22160	33493	44354
2016	29828	0	0	0	29828	110065	29828	28125	9563	2138	11700	18127	62481
2017	15709	0	0	0	15709	125774	15709	14493	4927	1101	6029	9680	72161
2018	7255	0	0	0	7255	133029	7255	5394	2151	405	2556	4699	76860
2019	5115	0	0	0	5115	138137	5115	4491	1527	341	1868	3246	80007
2020	3541	0	0	0	3541	141678	3541	3094	1052	235	1287	2254	82261
2021	1947	0	904	0	983	142661	1047	641	218	49	287	696	82957
2022	1009	0	0	0	1009	143670	1009	774	264	60	324	685	83642
2023	855	0	0	0	855	144525	855	698	234	52	286	568	84210
2024	722	0	0	0	722	145225	722	602	205	46	251	471	84681
2025	607	0	0	0	607	145832	607	522	177	40	217	390	85071
2026	508	0	0	0	508	146340	508	442	151	34	185	323	85394
2027	215	0	337	0	-102	146237	215	-142	-50	-11	-61	-42	85353
SUB	161380	13842	1301	0	146237		161380	146352	49761	11123	60884	85353	
REM	0	0	0	0	0		0	0	0	0	0	0	
TOT	161380	13842	1301	0	146237		161380	146352	49761	11123	60884	85353	

NET PRESENT VALUE	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
Future net revenue before tax	146237	124275	115201	109754	100859	92912	81647
Total income tax	60884	52730	47946	45401	43065	38905	35402
Future net revenue after tax	85353	71545	67255	64353	57794	53007	46245

Table 4d

EVALUATION OF: Cave Pool, Eddy County, New Mexico, USA - Proved Plus Probable Undeveloped

ERGO v7.43 P2 ENERGY SOLUTIONS PAGE 1
GLOBAL : 24 JAN 2013 [illegible]
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-JAN-2013
RUN DATE: 12-FEB-2013 TIME: [illegible]
FILE: [illegible].DAT

WELL/LOCATION - Cave Pool Wells (21 new wells) Zone 3
EVALUATED BY
COMPANY EVALUATED - Multi-Corp International, Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR 100.0000 %
TOTAL RESERVES - 1798 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 12342 -M$-
TOTAL ABANDONMENT - 984 -M$- (2021)

INTEREST

AVG WI 100.0100%

ROYALTIES/TAXES

AVG GR 19.91% + SEVERANCE TAX

Oil
MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	0	90.00	.0	0	0	0
2014	10	91.00	1032.0	377	377	302
2015	21	92.00	1718.0	627	627	502
2016	21	95.00	970.0	354	354	284
2017	21	97.00	547.0	200	200	160
2018	21	98.00	309.0	113	113	90
2019	21	100.00	175.0	64	64	51
2020	21	100.00	113.0	41	41	33
2021	21	102.00	63.0	23	23	19
SUB				1798	1798	1440
REM				0	0	0
TOT				1798	1798	1440

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	FR Solution -M$-	FR Products -M$-	FR Total -M$-	Royalties State -M$-	Royalties Other -M$-	Unit/Ad Val Taxes Sev -M$-	Unit/Ad Val Taxes Ad-Val -M$-	Oper Costs Fixed -M$-	Oper Costs Variable -M$-	FR After Roy&Oper -M$-	Proc& Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2013	0	0	0	0	0	0	0	0	0	0	0	0	5800	0	-5800	-5800	-5616	-5616
2014	34276	0	0	34276	0	6825	1046	0	122	1021	23463	0	6402	0	17012	11122	14746	9130
2015	57690	0	0	57690	0	11430	3270	0	262	3262	39404	0	0	0	39404	50526	31056	40185
2016	33989	0	0	33989	0	6767	1930	0	267	1879	23146	0	0	0	23146	73672	16550	56760
2017	19367	0	0	19367	0	3856	1100	0	273	1081	13058	0	0	0	13058	86729	8533	65285
2018	11053	0	0	11053	0	2201	628	0	278	623	7324	0	0	0	7324	94053	4356	69593
2019	6351	0	0	6351	0	1264	361	0	284	358	4064	0	0	0	4096	98137	2198	71756
2020	4058	0	0	4058	0	808	231	0	289	233	2497	0	0	0	2497	100635	1222	73019
2021	2375	0	0	2375	0	472	135	0	249	135	1380	0	0	984	396	101031	176	73196
SUB	169159	0	0	169159	0	33680	9505	0	2025	9492	114357	0	12342	984	101031		73196	
REM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	169159	0	0	169159	0	33680	9505	0	2025	9492	114357	0	12342	984	101031		73196	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	114357	97001	88731	84091	80362	74262	65670
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	12342	11744	11416	11208	11006	10724	10295
Abandonment Costs ..	984	655	512	436	373	300	209
Future Net Revenue .	101031	85501	77794	73196	68979	63238	55176

COMPANY SHARE

	WI Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue..			25.5	6.8	67.6	7.3	59.7

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	450.8
Profit Index (undisc.)	7.6
(disc. @ 10.0%) .	6.2
(disc. @ 5.0%) .	6.9
First Payout (years)	1.3
Total Payout (years)	1.6
Cost of Finding ($/BOE)	[illegible]
NPV @ 10.0% ($/STB)	40.72
NPV @ 5.0% ($/STB)	47.53

Table 4e

EVALUATION OF: Cave Pool, Eddy County, New Mexico, USA - Probable Undeveloped

MRSC V7.62 PZ ENERGY SOLUTIONS PAGE 1
GLOBAL : 04-JAN-2013 5707
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-SEP-2013
RUN DATE: 12-FEB-2013 TIME: 10:28
FILE: [illegible]

WELL/LOCATION - Cave Pool Wells (6 new completions) [illegible]
EVALUATED BY -
COMPANY EVALUATED - [illegible] Corp International Inc.
APPRAISAL FOR -
PROJECT FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 157800 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 1500 M$
TOTAL ABANDONMENT - 270 M$ (2019)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG OR 19.5?% - SEVERANCE TAX

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	6	90.00	100.0	23302	23302	18653
2014	6	91.00	155.0	56575	56575	45311
2015	6	92.00	96.0	35040	35040	28064
2016	6	94.00	59.0	21535	21535	17249
2017	6	97.00	37.0	13505	13505	10816
2018	6	98.00	20.5	7490	7490	5999
2019	6	100.00	1.0	353	353	283
SUB				157800	157800	126342
REM				0	0	0
TOT				157800	157800	126322

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	Sol Gas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val M$	Oper Costs Fixed -M$-	Oper Costs Variable -M$-	FR After Roy&Oper -M$	Prod&Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$	Undiscounted Cum M$	10.0% Annual -M$-	10.0% Cum -M$-
2013	2087	0	0	2087	0	418	119	0	24	117	1428	0	1500	0	-80	-80	-78	-78
2014	5168	0	0	5168	0	1023	292	0	33	309	3469	0	0	0	3469	3389	3107	3029
2015	3244	0	0	3244	0	642	183	0	75	202	2142	0	0	0	2142	5531	1589	4618
2016	2067	0	0	2067	0	413	117	0	76	114	1348	0	0	0	1343	6873	965	5584
2017	1310	0	0	1310	0	262	76	0	78	73	820	0	0	0	821	7694	536	6120
2018	734	0	0	734	0	146	42	0	79	41	426	0	0	0	425	8121	352	6472
2019	35	0	0	35	0	7	2	0	6	2	20	0	0	270	-250	7877	-135	6237
SUB	14615	0	0	14615	0	2916	839	0	411	818	9647	0	1500	270	7877		6237	
REM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	14615	0	0	14615	0	2916	839	0	411	818	9647	0	1500	270	7877		6237	

NET PRESENT VALUE (M$)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper..	9647	8643	8127	7813	7520	7118	6430
Prod & Other Income ..	0	0	0	0	0	0	0
Capital Costs	1500	1464	1443	1430	1417	1399	1369
Abandonment Costs ...	270	197	166	145	129	109	83
Future Net Revenue ..	7877	6982	6519	6237	5974	5610	5078

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			25.5	8.4	66.0	10.3	53.9

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	999.9
Profit Index (undisc.)	4.4
(disc. @ 10.0%) .	4.0
(disc. @ 5.0%) .	4.?
First Payout (years)	1.0
Total Payout (years)	[illegible]
Cost of Finding ($/BBL)	11.?5
NPV @ 10.0% ($/STB)	39.??
NPV @ 5.0% ($/STB)	44.25

Table 4f

EVALUATION OF: Cave Pool, Eddy County, New Mexico, USA - Proved Plus Probable Plus Possible

PROD V9.43 ... ENERGY SOLUTIONS PAGE 1
GLOBAL - 24-JAN-2013 ...
EFF:01-JAN-2013 DISC:01-JAN-2013 PROD:01-JAN-2014
RUN DATE: 12-FEB-2013 TIME: 11:03
FILE: ...

WELL/LOCATION - Cave Pool Well's (21 new wells) - Zone 1
EVALUATED BY -
COMPANY EVALUATED - Melys-Berg International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

DAILY FACTOR - 100.0000 %
TOTAL RESERVES - 2157 MSTB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 12342 -M$-
TOTAL ABANDONMENT - 984 -M$- (2021)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG GR 19.91% + SEVERANCE TAX

Oil
MSTB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	0	90.00	.0	0	0	0
2014	10	91.00	1429.0	522	522	418
2015	21	92.00	2280.0	832	832	667
2016	21	96.00	1131.0	413	413	331
2017	21	97.00	561.0	205	205	164
2018	21	98.00	226.6	83	83	66
2019	21	100.00	148.4	54	54	43
2020	21	100.00	97.2	35	35	28
2021	21	102.00	36.5	13	13	10
SUB				2157	2157	1727
REM				0	0	0
TOT				2157	2157	1727

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SalesGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variabl -M$-	FR After Roy&Oper -M$-	Proc & Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2013	0	0	0	0	0	0	0	0	0	0	0	0	5890	0	-5890	-5890	-5616	-5616
2014	47464	0	0	47464	0	9450	2095	0	122	2660	32536	0	6452	0	26085	20195	22610	16994
2015	76552	0	0	76552	0	15264	4346	0	262	4339	52380	0	0	0	52380	72575	41275	58269
2016	39630	0	0	39630	0	7890	2250	0	267	2190	27032	0	0	0	27032	99607	19364	77633
2017	19862	0	0	19862	0	3995	1128	0	273	1108	13428	0	0	0	13428	113035	8726	86359
2018	8107	0	0	8107	0	1614	460	0	276	457	5298	0	0	0	5298	118333	3136	89495
2019	5412	0	0	5412	0	1078	300	0	284	305	3412	0	0	0	3412	121745	1852	91347
2020	3547	0	0	3547	0	706	201	0	289	204	2146	0	0	0	2146	123891	1050	92397
2021	1323	0	0	1323	0	263	75	0	149	76	759	0	0	984	-225	123666	-100	92297
SUB	201573	0	0	201573	0	40201	11465	0	1926	11329	136992	0	12342	984	123666		92297	
REM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	201573	0	0	201573	0	40201	11465	0	1926	11329	136992	0	12342	984	123666		92297	

NET PRESENT VALUE (-M$-)

Discount Rate	.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	136992	118690	109183	103943	98829	91562	81840
Proc & Other Income.	0	0	0	0	0	0	0
Capital Costs	12342	11744	11416	11208	11000	10184	10285
Abandonment Costs ..	984	650	512	438	376	300	209
Future Net Revenue .	123666	106296	97555	92297	87443	80828	71346

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			25.6	6.6	67.8	6.1	61.2

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	563.9
Profit Index (undisc.)	9.3
(disc. @ 10.0%) .	7.9
(disc. @ 5.0%) .	8.6
First Payout (years)	1.2
Total Payout (years)	1.4
Cost of Finding ($/BOE)	6.18
NPV @ 10.0% ($/STB)	43.80
NPV @ 5.0% ($/STB)	47.39

Table 4g

EVALUATION OF: Cave Pool, Eddy County, New Mexico, USA - Proved Plus Probable Plus Possible

PEEP v7.63 PZ ENERGY SOLUTIONS PAGE 1
GLOBAL : 24-JAN-2013 0707
EFFEC: JAN 2013 DISC: 31 JAN 2013 PROD: 01 SEP 2013
RUN DATE: 12-FEB-2013 TIME: 10:20
FILE: OZAPPP1.DAX

WELL/LOCATION - Cave Pool Wells (5 new completions) - Yid., Zone
EVALUATED BY -
COMPANY EVALUATED - Wilti Corp International Inc.
APPRAISAL FOR -
PROJECT - FORECAST PRICES & COSTS

UNIT FACTOR - 100.0000 %
TOTAL RESERVES - 382800 STB
PRODUCTION TO DATE - N/A
DECLINE INDICATOR - EXPONENTIAL
TOTAL CAPITAL COSTS - 1500 -M$-
TOTAL ABANDONMENT - 317 -M$- (2027)

INTEREST

AVG WI 100.0000%

ROYALTIES/TAXES

AVG GR 15.53% + SEVERANCE TAX

Oil STB

Year	# of Wells	Price $/STB	Pool STB/D	Pool Vol	Company Share Gross	Company Share Net
2013	6	90.00	262.0	31964	31964	25600
2014	6	91.00	175.0	63875	63875	51152
2015	6	92.00	145.0	52925	52925	42385
2016	6	96.00	119.0	43435	43435	34787
2017	6	97.00	98.0	35770	35770	28646
2018	6	98.00	82.8	30213	30213	24197
2019	6	100.00	69.9	25497	25497	20420
2020	6	100.00	58.9	21516	21516	17233
2021	6	102.00	49.7	18158	18158	14543
2022	6	104.04	42.0	15323	15323	12272
2023	6	106.12	35.4	12931	12931	10356
2024	6	108.24	29.9	10912	10912	8740
2025	6	110.41	25.2	9209	9209	7375
2026	6	112.62	21.3	7771	7771	6224
2027	6	114.87	9.0	3301	3301	2644
SUB				382800	382800	306583
REM				0	0	0
TOT				382800	382800	306583

COMPANY SHARE FUTURE NET REVENUE

Year	Company Share Future Revenue (FR) Oil -M$-	SaleGas -M$-	Products -M$-	Total -M$-	Royalties State -M$-	Royalties Other -M$-	Wellhead Taxes Sev -M$-	Wellhead Taxes Ad-val -M$-	Oper Costs Fixed -M$-	Oper Costs Variable -M$-	FR After Roy&Oper -M$-	Prod & Other Income -M$-	Capital Costs -M$-	Aband Costs -M$-	Future Net Revenue Undiscounted Annual -M$-	Undiscounted Cum -M$-	10.0% Annual -M$-	10.0% Cum -M$-
2013	2877	0	0	2877	0	575	153	0	24	160	1957	0	1500	0	457	457	436	436
2014	5813	0	0	5813	0	1151	330	0	73	226	3926	0	0	0	3926	4383	3403	3839
2015	4869	0	0	4869	0	969	276	0	75	275	3273	0	0	0	3273	7656	2579	6418
2016	4170	0	0	4170	0	835	257	0	76	230	2796	0	0	0	2796	10452	2003	8421
2017	3470	0	0	3470	0	591	197	0	78	134	2510	0	0	0	2510	12962	1505	9926
2018	2961	0	0	2961	0	595	168	0	79	157	1957	0	0	0	1957	14919	1159	11084
2019	2550	0	0	2550	0	505	145	0	81	104	1673	0	0	0	1673	16592	900	11984
2020	2152	0	0	2152	0	423	132	0	83	124	1395	0	0	0	1395	17986	582	12566
2021	1852	0	0	1852	0	362	105	0	84	116	1187	0	0	0	1187	18974	528	13194
2022	1594	0	0	1594	0	313	91	0	86	97	1009	0	0	0	1009	19983	408	13602
2023	1372	0	0	1372	0	273	78	0	88	79	855	0	0	0	855	20837	314	13916
2024	1181	0	0	1181	0	225	57	0	90	65	722	0	0	0	722	21559	241	14158
2025	1012	0	0	1012	0	202	58	0	91	58	602	0	0	0	602	22163	184	14342
2026	875	0	0	875	0	174	50	0	93	50	508	0	0	0	508	22673	140	14482
2027	379	0	0	379	0	75	22	0	96	22	215	0	0	317	-132	22541	-26	14457
SUB	37131	0	0	37131	0	7393	2108	0	1168	2094	24388	0	1500	317	22571		14457	
REM	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0		0	
TOT	37131	0	0	37131	0	7393	2108	0	1168	2094	24388	0	1500	317	22571		14457	

NET PRESENT VALUE (-M$-)

Discount Rate	0.0%	5.0%	8.0%	10.0%	12.0%	15.0%	20.0%
FR After Roy & Oper.	24388	19390	17192	15966	14893	13515	11692
Prod & Other Income.	0	0	0	0	0	0	0
Capital Costs	1500	1464	1443	1430	1417	1399	1369
Abandonment Costs ..	317	156	104	80	61	42	23
Future Net Revenue .	22571	17770	15646	14457	13415	12074	10301

COMPANY SHARE

	1st Year	Average	Royalties	Oper Costs	FR After Roy&Oper	Capital Costs	Future NetRev
% Interest	100.0	100.0					
% of Future Revenue.			25.6	8.7	65.6	4.9	60.8

PROFITABILITY

COMPANY SHARE BASIS	Before Tax
Rate of Return (%)	959.9
Profit Index (undisc.)	10.4
(disc. @ 10.0%) .	9.5
(disc. @ 5.0%) .	11.3
First Payout (years)	.3
Total Payout (years)	.9
Cost of Finding ($/BOE)	4.75
NPV @ 10.0% ($/STB)	37.77
NPV @ 5.0% ($/STB)	46.42

GLOSSARY OF TERMS
(Abbreviations & Definitions)

General

BIT	-	Before Income Tax
AIT	-	After Income Tax
M$	-	Thousands of Dollars
Effective Date	-	The date for which the Present Value of the future cash flows and reserve categories are established
$US	-	United States Dollars
WTI	-	West Texas Intermediate – the common reference for crude oil used for oil price comparisons
ARTC	-	Alberta Royalty Tax Credit
GRP	-	Gas Reference Price

Interests and Royalties

BPO	-	Before Payout
APO	-	After Payout
APPO	-	After Project Payout
Payout	-	The point at which a participant's original capital investment is recovered from its net revenue
GORR	-	Gross Overriding Royalty – percentage of revenue on gross revenue earned (can be an interest or a burden)
NC	-	New Crown – crown royalty on petroleum and natural gas discovered after April 30, 1974
SS 1/150 (5%-15%) Oil	-	Sliding Scale Royalty – a varying gross overriding royalty based on monthly production. Percentage is calculated as 1-150th of monthly production with a minimum percentage of 5% and a maximum of 15%
FH	-	Freehold Royalty
P&NG	-	Petroleum and Natural Gas
Twp	-	Township
Rge	-	Range
Sec	-	Section

Technical Data

psia	-	Pounds per square inch absolute
MSTB	-	Thousands of Stock Tank Barrels of oil (oil volume at 60 F and 14.65 psia)
MMscf	-	Millions of standard cubic feet of gas (gas volume at 60 F and 14.65 psia)
Bbls	-	Barrels
Mbbls	-	Thousands of barrels
MMBTU	-	Millions of British Thermal Units – heating value of natural gas
STB/d	-	Stock Tank Barrels of oil per day – oil production rate
Mscf/d	-	Thousands of standard cubic feet of gas per day – gas production rate
GOR (scf/STB)	-	Gas-Oil Ratio (standard cubic feet of solution gas per stock tank barrel of oil)
mKB	-	Metres Kelly Bushing – depth of well in relation to the Kelly Bushing which is located on the floor of the drilling rig. The Kelly Bushing is the usual reference for all depth measurements during drilling operations.
EOR	-	Enhanced Oil Recovery
GJ	-	Gigajoules
Marketable or Sales Natural Gas	-	Natural gas that meets specifications for its sale, whether it occurs naturally or results from the processing of raw natural gas. Field and plant fuel and losses to the point of the sale must be excluded from the marketable quantity. The heating value of marketable natural gas may vary considerably, depending on its composition; therefore, quantities are usually expressed not only in volumes but also in terms of energy content. Reserves are always reported as marketable quantities.
NGLs	-	Natural Gas Liquids – Those hydrocarbon components that can be recovered from natural gas as liquids, including but not limited to ethane, propane, butanes, pentanes plus, condensate, and small quantities of non-hydrocarbons.
Raw Gas	-	Natural gas as it is produced from the reservoir prior to processing. It is gaseous at the conditions under which its Volume is measured or estimated and may include varying amounts of heavier hydrocarbons (that may liquefy at atmospheric conditions) and water vapour; may also contain sulphur and other non-hydrocarbon compounds. Raw natural gas is generally not suitable for end use.

MULTI-CORP
INTERNATIONAL

February 15, 2013

Chapman Petroleum Engineering Ltd.

445, 708 - 11 Avenue SW

Calgary, AB

T2R 0E4

Dear Sir:

Re: Company Representation Letter

Regarding the evaluation of our Company's oil and gas reserves and independent appraisal of the economic value of these reserves for the year ended December 31, 2013 (the effective date), we herein confirm to the best of our knowledge and belief as of the effective date of the reserves evaluation, and as applicable, as of today, the following representations and information made available to you during the conduct of the evaluation:

1. We, Multi-Corp International Inc., (the Client) have made available to you, Chapman Petroleum Engineering Ltd. (the Evaluator) certain records, information, and data relating to the evaluated properties that we confirm is, with the exception of immaterial items, complete and accurate as of the effective date of the reserves evaluation, including the following:
   - Accounting, financial, tax and contractual data
   - Asset ownership and related encumbrance information;
   - Details concerning product marketing, transportation and processing arrangements;
   - All technical information including geological, engineering and production and test data;
   - Estimates of future abandonment and reclamation costs.

2. We confirm that all financial and accounting information provided to you is, to the best of our knowledge, both on an individual entity basis and in total, entirely consistent with that reported by our Company for public disclosure and audit purposes.

Multi Corp International Inc.
952 N Westerns Ave.,
Los Angeles CA 90029
(626) 744 7080 info@multi-corpinternational.com www.multi-corpinternational.com

MULTI-CORP
INTERNATIONAL

3. We confirm that our Company has satisfactory title to all of the assets, whether tangible, intangible, or otherwise, for which accurate and current ownership information has been provided.

4. With respect to all information provided to you regarding product marketing, transportation, and processing arrangements, we confirm that we have disclosed to you all anticipated changes, terminations, and additions to these arrangements that could reasonably be expected to have a material effect on the evaluation of our Company's reserves and future net revenues.

5. With the possible exception of items of an immaterial nature, we confirm the following as of the effective date of the evaluation:
   - For all operated properties that you have evaluated, no changes have occurred or are reasonably expected to occur to the operating conditions or methods that have been used by our Company over the past twelve (12) months, except as disclosed to you. In the case of non-operated properties, we have advised you of any such changes of which we have been made aware.
   - All regulatory, permits, and licenses required to allow continuity of future operations and production from the evaluated properties are in place and, except as disclosed to you, there are no directives, orders, penalties, or regulatory rulings in effect or expected to come into effect relating to the evaluated properties.
   - Except as disclosed to you, the producing trend and status of each evaluated well or entity in effect throughout the three-month period preceding the effective date of the evaluation are consistent with those that existed for the same well or entity immediately prior to this three-month period.
   - Except as disclosed to you, we have no plans or intentions related to the ownership, development or operation of the evaluated properties that could reasonably be expected to

Multi Corp International Inc.
952 N Westerns Ave.
Los Angeles CA 90029

Phone: (888) 744-7090 Email: info@multi-corpinternational.com Website: www.multi-corpinternational.com

MULTI-CORP
INTERNATIONAL

materially affect the production levels or recovery of reserves from the evaluated properties.

- If material changes of an adverse nature occur in the Company's operating performance subsequent to the effective date and prior to the report date, we will inform you of such material changes prior to requesting your approval for any public disclosure of reserves information.

6. We hereby confirm that our Company is in material compliance with all Environmental Laws and does not have any Environmental Claims pending.

Between the effective date of the report and the date of this letter, nothing has come to our attention that has materially affected or could affect our reserves and economic value of these reserves that has not been disclosed to you.

Yours very truly,

Digitally signed by Robert Baker
DN: cn=Robert Baker, o=Baker Plumbing Ltd., ou=CEO, email=rbaker@bakerplumbing.ca, c=CA
Date: 2013.02.15 09:25:02 -07'00'

President and Chief Executive Officer

Multi Corp International inc.
952 N Westerns Ave.,
Los Angeles CA 90029
[illegible] (858) 744-7080 [illegible] [illegible]